                            SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material pursuant to Rule 14a-12
[ ]    Confidential, for use of the Securities and Exchange Commission only (as permitted by Rule 14a-6(e)(2))

                                Veritas DGC Inc.
                (Name of Registrant as specified in its charter)

Payment of Filing Fee (check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on the table below per Exchange Act Rules 14a-6(i)(1)
and O-11.

       Title of each class of securities to which transaction applies:
       Aggregate number of securities to which transaction applies:
       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.):
       Proposed maximum aggregate value of transaction:
       Total fee paid:
[ ]    Fee paid previously with preliminary materials.
[ ]    Check box if any part of the fee is offset as provided by Exchange Act
Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by Registration Statement No., or the Form or Schedule and the date of its filing.
       Amount Previously Paid:
       Form, Schedule or Registration Statement No.:
       Filing Party:
       Date Filed:

                                 [VERITAS LOGO]

                                VERITAS DGC INC.
                              10300 TOWN PARK DRIVE
                              HOUSTON, TEXAS 77072

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD DECEMBER 3, 2002
                                 --------------

         We will hold the annual meeting of the holders of common stock of Veritas DGC Inc. and the holders of exchangeable shares and class A exchangeable shares series 1 of Veritas Energy Services Inc., a wholly-owned subsidiary of Veritas DGC (all such holders are collectively referred to in this Notice as "stockholders") at the offices of Veritas DGC, 10300 Town Park Drive, Houston, Texas 77072, on Tuesday, December 3, 2002, at 10:00 a.m., Houston time, for the following purposes:

         1) To elect a board of six directors for Veritas DGC to serve until the next annual meeting of stockholders or until their successors are elected and qualify;

         2) To consider the adoption of the Veritas DGC Inc. Share Incentive Plan; and

         3) To transact any other business as may properly be presented at the meeting or any adjournment of the meeting.

         A record of stockholders has been taken as of the close of business on October 14, 2002 and only those stockholders of record on that date are entitled to notice of and to vote at the meeting. A stockholders' list will be available beginning November 1, 2002, and may be inspected during normal business hours before the annual meeting at the offices of Veritas DGC, 10300 Town Park Drive, Houston, Texas.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. Whether or not you plan to attend the meeting, please sign and date the enclosed proxy and return it promptly in the enclosed envelope. Returning your proxy will not prevent you from voting in person at the meeting if you wish to do so.


                                        By Order of the Board of Directors,


                                        Larry L. Worden
                                        Vice President, General Counsel
                                        and Secretary

October 23, 2002

                                VERITAS DGC INC.
                              10300 TOWN PARK DRIVE
                              HOUSTON, TEXAS 77072


                                 PROXY STATEMENT


         We are furnishing this proxy statement in connection with the solicitation of proxies by our board of directors for use at our annual meeting of stockholders to be held December 3, 2002, and at any adjournment of the meeting. The meeting will be held at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

         As of October 14, 2002, the record date for determining the stockholders entitled to vote at the meeting, there were outstanding and entitled to vote 31,773,481 shares of Veritas DGC common stock, par value $.01 per share, 1,171,261 Veritas Energy Services Inc. exchangeable shares and 274,311 Veritas Energy Services class A exchangeable shares series 1. In this proxy statement, all such shares are referred to collectively as "shares," and all holders of shares are referred to collectively as "stockholders." This proxy statement addresses you if you are a stockholder. All shares vote together as a single class and each share entitles its holder to one vote on each matter presented at the meeting. Holders of a majority of the outstanding shares must be present, in person or by proxy, to constitute a quorum for the transaction of business. Abstentions will be treated as present for purposes of determining whether a quorum is present.

         The proxy accompanying this proxy statement, when properly signed and returned, permits you to vote by proxy on all matters to come before the meeting or any adjournment of the meeting. If you specify your choice on the proxy with respect to a matter being voted upon, your shares will be voted as you specify. UNLESS YOU SPECIFY OTHERWISE, YOUR SHARES WILL BE VOTED IN FAVOR OF THE SIX NOMINEES TO THE BOARD OF DIRECTORS AND IN FAVOR OF THE APPROVAL OF THE VERITAS DGC INC. SHARE INCENTIVE PLAN IF YOU SIGN, DATE AND RETURN YOUR PROXY.

         We are not aware of any business to be acted upon at the meeting other than what is set forth in the accompanying Notice. If, however, other matters are properly brought before the meeting, or any adjournment of the meeting, the persons appointed as proxies will have discretion to vote or abstain from voting on any such matter according to their best judgment.

         You may revoke your proxy by (i) giving written notice to Larry L. Worden, Vice President, General Counsel and Secretary, Veritas DGC Inc., 10300 Town Park Drive, Houston, Texas 77072, (ii) signing and delivering a later dated proxy to Mr. Worden at any time before its exercise, or (iii) attending the meeting and voting in person. Our inspector of election, who is required to decide impartially any interpretive questions as to the conduct of the vote, will tabulate the votes at the meeting and certify the results.

         We will bear the cost of soliciting proxies in the accompanying form. In addition to solicitations by mail, our employees may solicit proxies in person, by telephone, fax or electronic mail.

         This proxy statement and form of proxy is first being sent or given to stockholders on or about October 29, 2002.

                              ELECTION OF DIRECTORS

         The stockholders will elect six directors at the meeting.(1) Each director elected will hold office until the next annual meeting of stockholders, until his successor is elected and qualifies or until his earlier death, resignation or removal. By signing, dating and returning the accompanying proxy, you will grant your proxy to vote your shares as you direct. Unless you specify otherwise, your shares will be voted FOR the six nominees to the board of directors if you sign, date and return your proxy. All nominees previously have been elected directors by the stockholders. If any nominee becomes unavailable for election, the proxy may be voted for a substitute nominee selected by the persons named in the proxy or the board of directors may be reduced accordingly; however, we are not aware of any circumstances likely to render any nominee unavailable.

         The six nominees who receive a majority of the votes cast will be the duly elected directors of Veritas DGC. Abstentions and broker non-votes will not be counted as a vote for or against any nominee, and will not affect the outcome of the election. Cumulative voting is not allowed.

         The board of directors recommends a vote FOR all six nominees.

NOMINEES

         The names of the six nominees and certain information concerning each of them is set forth below:

                        Principal Position with             Director
      Name(1)                 Veritas DGC           Age       Since                  Member of
-------------------    -------------------------   -----   -----------   ----------------------------------
Clayton P. Cormier     Director                      69       1991         Audit committee

James R. Gibbs         Director                      58       1997         Audit; compensation; and
                                                                           nominating and corporate
                                                                           governance committees

Stephen J. Ludlow      Director, Vice Chairman       52       1994         Health, safety and environment
                                                                           committee

Brian F. MacNeill      Director                      63       1996         Compensation; and nominating and
                                                                           corporate governance committees

Jan Rask               Director                      47       1998         Audit; health, safety and
                                                                           environment; and nominating and
                                                                           corporate governance committees

David B. Robson        Director, Chairman and        63       1996
                       Chief Executive Officer

(1) See "Certain Stockholders" for shares beneficially owned by each nominee as of September 30, 2002.

         Clayton P. Cormier is currently a financial and insurance consultant. Prior to that, Mr. Cormier was a senior vice president in the oil and gas division of Johnson & Higgins, an insurance broker, from 1986 to 1991 and previously served as chairman of the board, president, and chief executive officer of Ancon Insurance Company, S.A. and as an assistant treasurer of Exxon.

         James R. Gibbs is chairman, president and chief executive officer of Frontier Oil Corporation, an

--------
(1) Effective with the next annual meeting of stockholders, the board has fixed the number of directors at six, a reduction of two directors from the previous eight. After the annual meeting, the nominating and corporate governance committee of the board will begin a search for one to three additional independent directors. If qualified candidates are identified who are willing to serve, the board intends to increase the size of the board and appoint one to three of such candidates to fill the newly created vacancy or vacancies to serve until the next annual meeting of stockholders.

oil refining and marketing company. He has been chairman since January 1999, chief executive officer since 1992 and president since 1987. He has been employed there for twenty years. Mr. Gibbs is a director of Frontier Oil Corporation, Smith International and Gundle/SLT Environmental, Inc. and is an advisory director of Frost Bank-Houston.

         Stephen J. Ludlow became vice chairman of Veritas DGC in January 1999. From August 1996, upon consummation of the business combination between Veritas DGC and Veritas Energy Services until January 1999, he was president and chief operating officer of Veritas DGC. He has been employed by Veritas DGC for 30 years and served as president and chief executive officer of Veritas DGC from 1994 to 1996. Prior to 1994, he served as executive vice president of Veritas DGC for four years following eight years of service in a variety of progressively more responsible management positions, including several years of service as the executive responsible for operations in Europe, Africa and the Middle East.

         Brian F. MacNeill is currently chairman of PetroCanada, an integrated oil and natural gas energy company. From 1991 until his retirement on January 1, 2001, he was president and chief executive officer of Enbridge Inc., a crude oil and liquids transportation and natural gas distribution company.

         Jan Rask is currently president and chief executive officer of R & B Falcon and has held that position since July 2002. From September 2001 to July 2002, he was the Managing Director--Acquisitions and Special Projects of Pride International, Inc. and from July 1996 to September 2001, Mr. Rask was president, chief executive officer and director of Marine Drilling Companies, Inc. Mr. Rask served as president and chief executive officer of Arethusa (Off-Shore) Limited from May 1993 until the acquisition of Arethusa (Off-shore) Limited by Diamond Offshore Drilling, Inc. in May 1996. Mr. Rask joined Arethusa (Off-shore) Limited's principal operating subsidiary in 1990 as its president and chief executive officer.

         David B. Robson has been chairman and chief executive officer of Veritas DGC since consummation of the business combination between Veritas DGC and Veritas Energy Services in August 1996. Prior thereto, he held similar positions with Veritas Energy Services or its predecessors since 1974. Mr. Robson is also a director of Pride International, Inc.

COMMITTEES AND MEETINGS OF DIRECTORS

         During fiscal year 2002, the board of directors met on 13 regularly and specially scheduled occasions. Committees of the board of directors held meetings as follows: audit -- eight meetings; compensation -- one meeting; nominating and corporate governance committee -- one meeting; and health, safety and environment -- two meetings. During fiscal year 2002, all directors attended at least 75% of the meetings of the board of directors and committees on which they served.

         The audit committee assists the board of directors in assuring that our accounting and reporting practices are in accordance with all applicable requirements. The audit committee has reviewed and discussed our audited financial statements for the year ended July 31, 2002 with management and has discussed with PricewaterhouseCoopers LLP, the independent accountants for Veritas DGC, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380) with respect to those statements. The audit committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with PricewaterhouseCoopers LLP, its independence in connection with its audit of our most recent financial statements. The audit committee has reviewed the services provided by PricewaterhouseCoopers LLP and has determined that the services provided are compatible with the maintenance of PricewaterhouseCoopers LLP's independence. Based on this review and these discussions, the audit committee recommended to the board of directors that these audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended July 31, 2002. The information in this paragraph shall not be deemed to be soliciting material, or be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C or to liabilities of Section 18 of the Securities Act of 1933, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate these paragraphs by reference.

         The members of the audit committee are independent, as defined in Sections 303.01(B)(2)(a) and (3) of the NYSE's listing standards. Clayton P. Cormier, James R. Gibbs, and Jan Rask are the members of the audit committee. The board of directors has determined that each member of the audit committee is financially literate and that Mr. Cormier has the necessary accounting and financial expertise to serve as chairman. The board adopted a revised charter for the audit committee on June 12, 2001, a copy of which was provided to stockholders as an exhibit to the company's Proxy Statement dated October 29, 2001 filed on Schedule 14A.

         The compensation committee administers our compensation plans, including stock option and restricted stock plans, and approves officers' compensation, including awards of stock options and restricted stock.

         The nominating and corporate governance committee (prior to September 26, 2002, the committee was known as the "nominating committee") recommends nominees for election to the board of directors at each annual meeting and to fill existing or anticipated vacancies on the board of directors. The nominating and corporate governance committee will consider nominees recommended by stockholders. In accordance with the company's audit committee charter, the committee also recommends nominees for appointment to the company's audit committee.

         The health, safety and environment committee assists the board of directors by overseeing our environmental and occupational health and safety policies and programs and monitoring related current and future environmental and occupational health and safety regulatory issues.

DIRECTOR COMPENSATION

         Each of our directors who is not also an employee is paid an annual fee of $15,000 plus travel expenses, a fee of $1,500 per regular or special board of directors meeting, $750 per telephonic board of directors meeting and $750 per regular, special or telephonic committee meeting attended. Effective on the date of the annual meeting of stockholders, the annual fee of each director will be increased to $25,000, the fee for attendance at board and committee meetings (other than telephonic meetings) will be $1500 per meeting and the fees for attendance at telephonic board and committee meetings will be $750 per meeting. Also effective on the date of the annual meeting of stockholders, the chairman of the audit committee will be paid a fee of $10,000 annually in addition to the other fees paid non-employee directors.

         We maintain a stock option plan for non-employee directors providing for stock options to be granted to each non-employee director. Under the current stock option plan for non-employee directors, each eligible director is granted options to purchase 5,000 shares on the date of the first meeting of the board of directors each calendar year. If a director is initially elected or appointed to the board of directors other than at the first meeting of the calendar year, the board of directors may grant an option to such director for a number of shares not to exceed 5,000. The exercise price for each option granted is the fair market value of the underlying shares, defined as the closing sale price of a share of common stock on the day immediately before the date of grant. Each option is exercisable as follows: 25% of the options are immediately exercisable on the date of grant and an additional 25% become exercisable on each succeeding anniversary of the date of grant until all are exercisable on the third anniversary of the date of grant. All options granted to non-employee directors expire ten years after the date of grant.

         In the event stockholders approve the Veritas DGC Inc. Share Incentive Plan, non-employee directors will be eligible to receive (1) nonqualified options, (2) share appreciation rights, (3) deferred share units, (4) restricted shares, and (5) performance shares. The committee appointed under that plan will determine the type of awards granted and the terms of each grant. If stockholders approve the Share Incentive Plan, no further options will be granted under the current non-employee director stock option plan. For a description of the Share Incentive Plan, see the section of this proxy statement entitled "Description of Veritas DGC Inc. Share Incentive Plan."


                APPROVAL OF THE VERITAS DGC SHARE INCENTIVE PLAN

         In September 2002, the board of directors approved the Veritas DGC Inc. Share Incentive Plan. We seek stockholder approval of the plan.

         We currently have six different plans under which non-qualified stock options and restricted stock are granted to employees, including officers, and non-employee directors. Each of our current plans is described generally in Note 8 "Employee Benefits" to our financial statements included in our Form 10-K for the fiscal year ended July 31, 2002, which description is incorporated in this proxy statement by reference. In the event the Share Incentive Plan is approved, no further grants would be made under those existing plans, thus reducing the number of active plans from six to one. In addition, the Share Incentive Plan would allow us the future flexibility to offer employees incentives other than non-qualified options and restricted stock, such as incentive stock options, share appreciation rights, deferred share units, and performance shares. We believe that the granting of stock based awards provides employees with the incentive to exert maximum effort for the success of the Company and to participate in its success. In addition, such awards help us retain and attract high quality employees.

VOTE REQUIRED

         By signing, dating and returning the accompanying proxy, you will grant your proxy to vote your shares as you direct. Unless you specify otherwise, your shares will be voted FOR the approval of the Share Incentive Plan if you sign, date and return your proxy. The affirmative vote of a majority of the votes cast will be required to approve the Share Incentive Plan. Abstentions and broker non-votes will not be counted as a vote for or against the approval of the plan, and will not affect the outcome of the vote. Cumulative voting is not allowed.

         The board of directors recommends a vote FOR the approval of the Share Incentive Plan.

DESCRIPTION OF THE VERITAS DGC INC. SHARE INCENTIVE PLAN

         The following summary of the Share Incentive Plan, which was adopted by our board of directors subject to the approval of our stockholders, is qualified by reference to the full text of the plan, which is attached to this proxy statement as Annex A.

GENERAL PROVISIONS

         The plan provides that the following types of awards may be granted under the plan or in any combination: (1) nonqualified options to purchase our common stock, $.01 par value per share, ("Veritas DGC Shares"), (2) incentive stock options to purchase Veritas DGC Shares, (3) Veritas DGC Share appreciation rights ("SARs"), (4) deferred Veritas DGC Share units, (5) restricted Veritas DGC Shares and (6) performance shares to persons (including officers, directors, employees, consultants and advisors) who have substantial responsibility for the management and growth of Veritas DGC or any of its affiliates as determined by the committee (described below) that administers the plan.

         Administration. A committee of at least two persons who are members of and appointed by the compensation committee of our board of directors or to the extent it chooses to operate as the committee, the compensation committee of our board of directors will administer the plan. The committee will designate the persons to be granted awards and the type and amount of awards to be granted and will have authority to interpret the plan, adopt, alter and repeal administrative regulations, accelerate the time at which awards may be exercised or will vest, and determine and amend the terms of the awards.

         Plan Term. The plan is effective as of the date our stockholders approve it. No award will be granted under the plan after July 31, 2012.

         Eligibility. The committee may make awards under the plan to persons, including our officers, directors, employees, consultants and advisors who have substantial responsibility for the management and growth of Veritas DGC or any of its affiliates. The plan provides that options intended to qualify as incentive stock options may only be granted to key employees of Veritas DGC or its parent or subsidiary corporations. The committee, in its sole discretion, will select the persons eligible to participate in the plan. The approximate number of individuals who are eligible to participate in the plan is 300.

         Limitations on Awards. Subject to certain adjustment provisions in the plan, the committee may grant as awards an aggregate maximum of the sum of the following numbers of Veritas DGC Shares to eligible persons during the plan term: (i) 1,200,000 (no more than 300,000 of which may be granted in a form other than options), (ii) the number of shares available for issuance under the Veritas DGC Inc. Restricted Stock Agreements, Veritas DGC Inc. Restricted Stock Plan, Veritas DGC Inc. 2001 Key Employee Restricted Stock Plan, Veritas DGC Inc. 1992 Employee Nonqualified Stock Option Plan, Veritas DGC Inc. 1992 Non-Employee Director Stock Option Plan and Veritas DGC Inc. 2001 Key Employee Nonqualified Stock Option Plan (collectively, "Existing Stock Plans") which are not the subject of an option or restricted stock award granted under one of the Existing Stock Plans as of the date our stockholders approve the Share Incentive Plan; and (iii) the number of shares subject to unexercised options or unvested restricted stock awards granted under the Existing Stock Plans prior to the date the Share Incentive Plan is approved by our stockholders that expire or are canceled, terminated or forfeited after the date our stockholders approve the Share Incentive Plan. Of those dedicated Veritas DGC Shares, the maximum number of shares with respect to which options characterized by the Company as incentive stock options may be granted under the Share Incentive Plan is 2,000,000; the maximum number with respect to which options and SARs may be granted to any person under the Share Incentive Plan during any three consecutive calendar years is 500,000; and the maximum number with respect to which performance shares may be granted to any person under the Share Incentive Plan during any three consecutive calendar years cannot exceed 250,000. Should an outstanding award granted under the Share Incentive Plan expire, terminate, be settled in cash in lieu of Veritas DGC Shares or be surrendered for any reason, the shares allocated to any unexercised portion of that award may again be subject to award under the Share Incentive Plan.

         If the exercise price of an option is paid in Veritas DGC Shares or if Veritas DGC Shares are withheld from payment of an award to satisfy tax obligations with respect to the award, such Veritas DGC Shares also will not count against any of the above limits.

         Award Transferability. Except as specified in the applicable award agreement or in a domestic relations court order, an award may not be transferred other than by will or under the laws of descent and distribution. In the discretion of the committee, any attempt to transfer an award other than under the terms of the plan and the applicable agreement may terminate that award. During the recipient's lifetime, only the recipient may exercise any award under the plan.

AWARDS

         The plan authorizes the committee to grant options, share appreciation rights, deferred share units, restricted shares and performance shares. A description of each type of award follows:

Options

         General. The plan provides that the committee is authorized to grant incentive and nonqualified options to purchase Veritas DGC Shares subject to such terms and conditions as the committee may determine in its sole discretion.

         Option Price. The price for which Veritas DGC Shares may be purchased shall not be less than the fair market value of the Veritas DGC Shares on the date the option is granted; provided, however, that the price for which Veritas DGC Shares may be purchased shall not be less than 110 percent of the fair market value of the Veritas DGC Shares on the date an option characterized as an incentive stock option is granted if such option is granted to a person who, at the time of the grant, owns (or is deemed to own under section 424(d) of the Code) shares of outstanding stock possessing more than 10% of the total combined voting power of all classes of stock of Veritas DGC or of Veritas DGC's parent, if any, or subsidiary corporations (a "10% Owner").

         Duration of Options. Unless the option agreement specifies a shorter term, an option expires on the tenth anniversary of the date the option is granted (fifth anniversary of the date an option characterized as an incentive stock option is granted to a 10% Owner). Unless the option agreement specifies otherwise, an option shall not continue to vest after the termination of the option holder's employment or affiliation relationship with Veritas DGC and its affiliates for any reason other than death, disability or retirement. The plan gives the committee discretion to accelerate the vesting of an option on a case-by-case basis at any time.

         Except as otherwise provided in an option agreement, an option granted to a person other than a non-employee director terminates on the earlier of the date of the expiration of the general term of the option or 90 days after the date of the termination of the option holder's employment or affiliation relationship with Veritas DGC and all its affiliates for any reason other than death, disability or retirement.

         In the case of an option granted to a person other than a non-employee director, unless the option agreement specifies otherwise, if the employment or affiliation relationship between Veritas DGC and all affiliates and an option holder terminates due to death before the date of expiration of the general term of the option, the option will terminate on the earlier of the date of expiration of the general term of the option or the first anniversary of the option holder's death.

         In the case of an option granted to a person other than a non-employee director, unless the option agreement specifies otherwise, if the employment or affiliation relationship between Veritas DGC and all affiliates and the option holder terminates due to disability before the date of the expiration of the general term of the option, the option shall terminate on the earlier of the expiration of the general term of the option or the first anniversary of the date of the termination of the employment or affiliation relationship due to disability.

         Unless the option agreement specifies otherwise, if the option holder is an employee of Veritas DGC or an affiliate and the employee retires, the option shall terminate on the earlier of the expiration of the general term of the option or three years (one day less than three months in the case of an option characterized as an incentive stock option) after the date of the option holder's retirement.

         Unless the option agreement specifies otherwise, an option granted to a non-employee director shall terminate on the earlier of the expiration of the general term of the option or three years after his cessation of services as a director of Veritas DGC.

         Exercise of Options. An option may be exercised at the time, in the manner, and subject to the conditions the committee specifies in the option agreement in its sole discretion. Payment of the exercise price of an option may be made in such manner as the committee may provide, including cash, delivery of Veritas DGC Shares already held for at least six months, a broker-assisted cashless exercise. No option holder will have any rights as a stockholder with respect to Veritas DGC Shares covered by an option.

Share Appreciation Rights

         The committee shall specify in a SAR award agreement the term of a SAR as well as vesting and termination provisions. Upon the exercise of a SAR, the award holder is entitled to receive, for each Veritas DGC Share with respect to which a SAR is exercised, an amount (the "appreciation") equal to the excess of the fair market value of a Veritas DGC Share on the exercise date over the grant price of the SAR which may not be less than the fair market value of a Veritas DGC Share on the date of the grant of the SAR and in no event less than par value of one share. The committee, in its sole discretion and subject to applicable law, determines the form in which to pay the appreciation -- solely in cash, solely in Veritas DGC Shares (valued at fair market value on the date of the exercise of the SAR) or partly in cash and partly in Veritas DGC Shares. Only the actual number of Veritas DGC Shares delivered pursuant to the exercise of SARs will be charged against the aggregate maximum number of Veritas DGC Shares available for awards under the plan. However, the number of Veritas DGC Shares subject to the SAR shall be reduced by the number of underlying Veritas DGC Shares as to which the exercise related unless the SAR Agreement provides otherwise. The plan gives the committee discretion to accelerate the vesting of an SAR on a case-by-case basis at any time.

Deferred Share Units

         The committee is authorized to award deferred Veritas DGC Share units subject to such terms and conditions as the committee may determine in its sole discretion. The committee shall maintain a bookkeeping ledger account that reflects the number of deferred share units credited under the plan for the benefit of a holder. Deferred Veritas DGC Share units shall be similar to restricted Veritas DGC Shares (described below) except that no Veritas DGC Shares are actually transferred to the recipient until a later date specified in the recipient's award agreement. Each deferred share unit shall have a value equal to the fair market value of a Veritas DGC Share on the date the Veritas DGC Share is actually transferred to the recipient. The plan gives the committee discretion to credit the holder's bookkeeping account with dividend units with respect to dividends declared on Veritas DGC Shares, subject to the same vesting and payout restrictions as applicable to the holder's deferred Veritas DGC Share units, and to accelerate the vesting of deferred Veritas DGC Share units on a case by case basis at any time.

Restricted Veritas DGC Shares

         The committee is authorized to award restricted Veritas DGC Shares subject to such terms and conditions as the committee may determine in its sole discretion. The committee has authority to determine the number of restricted Veritas DGC Shares to be awarded, the price, if any, to be paid by the recipient of the restricted Veritas DGC Shares, the date or dates on which the restricted Veritas DGC Shares will vest, and the transferability restrictions on a holder's rights with respect to restricted shares. The plan gives the committee discretion to accelerate the vesting of restricted Veritas DGC Shares on a case-by-case basis at any time.

         Subject to the terms and conditions of the plan, holders of restricted shares shall have all the rights of a stockholder including, without limitation, the right to vote such shares if holders of unrestricted Veritas DGC Shares of the same class have the right to vote during any period in which such shares are subject to forfeiture and restrictions on transfer. Dividends paid with respect to restricted shares in Veritas DGC Shares or rights to acquire Veritas DGC Shares will be added to and become a part of the restricted shares; dividends paid in other property or in cash will be paid to the holder currently.

Performance Shares

         The committee is authorized to award performance shares, which are subject to the attainment of one or more performance goals, to eligible persons selected by it.

         A performance share consists of a grant of Veritas DGC Shares upon or subject to the attainment of one or more objective performance goals. A performance share will be paid, vested or otherwise deliverable solely upon the attainment of one or more pre-established, objective performance goals established by the committee. The committee must establish objective goals within the first 90 days of the performance period or within the first 25% of the performance period, whichever is earlier, and in any event, while the outcome is substantially uncertain. A performance goal is objective if a third party having knowledge of the relevant facts could determine whether the goal has been met. A performance goal may be based upon one or more business criteria that apply to the individual, one or more of business units of Veritas DGC or Veritas DGC as a whole, and may include any of the following: earnings per share; earnings per share growth; total stockholder return; economic value added; cash return on capitalization; increased revenue; revenue ratios (per employee or per customer); net income; stock price; market share; return on equity; return on assets; return on capital; return on capital compared to cost of capital; return on capital employed; return on invested capital; stockholder value; net cash flow; operating income; earnings before interest and taxes; cash flow; cash flow from operations; cost reductions; cost ratios (per employee or per customer); proceeds from dispositions; project completion time and budget goals; net cash flow before financing activities; customer growth; and total market value. Goals may also be based on performance relative to a peer group of companies. Unless otherwise provided, performance goals need not be based upon an increase or positive result and could include, for example, maintaining the status quo or limiting economic losses (measured by reference to the specific business criteria). In interpreting plan provisions applicable to performance and performance share awards, it is intended that the plan will conform with the standards of section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(2)(i), and the committee in establishing such goals and interpreting the plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of performance goals, the committee must certify in writing that applicable performance goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the committee shall determine the terms, conditions and limitations applicable to any performance share awards made pursuant to the plan.

         Subject to the terms and conditions of the plan, holders of performance shares shall not have the rights of a stockholder until such shares have been earned and distributed.

PROVISIONS RELATING TO A CHANGE OF CONTROL

         As a general matter, upon the occurrence of a change of control as defined in the plan all outstanding Veritas DGC Share options, SARs, deferred Veritas DGC Share units, restricted Veritas DGC Shares and performance shares will become fully exercisable and vested.

OTHER PROVISIONS

         Cancellation of Options. Without the prior approval of stockholders, the committee may not cancel any option that has an exercise price on the date of cancellation that exceeds the fair market value of the Shares that may be purchased under the option.

         Tax Withholding. The plan permits employees to satisfy all or a portion of their federal, state, local, foreign or other tax liabilities with respect to awards under the plan by delivering previously-owned shares (that have been owned by the holder for a least six months) or by having Veritas DGC withhold from the shares otherwise deliverable to such holder shares having a value not to exceed the required employer's minimum statutory withholding tax obligations.

         Adjustments. In the event of specified changes in Veritas DGC's capital structure, the committee will have the power to adjust the number and kind of shares authorized by the plan (including any limitations on individual awards), and the number, option price and kinds of shares covered by outstanding awards.

         Amendments. The committee may amend or terminate the plan at any time in its sole discretion, provided that no amendment may change the aggregate number of Veritas DGC Shares that may be issued or the class of employees eligible to receive incentive stock options under the plan without prior stockholder approval.

         Persons Residing Outside of the United States. Notwithstanding any provision of the plan to the contrary, the committee, in its sole discretion, may take the action necessary to ensure that the plan complies with the laws of other countries in which Veritas DGC or its affiliates operate or have employees. Such action may be taken either before or after an award is made, and may include, without limitation, determining plan coverage and eligibility, amending the plan or the terms of any award, establishing subplans and modifying exercise or other procedures.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

         Nonqualified Stock Options. The grant of nonqualified stock options under the plan will not result in the recognition of any U.S. federal taxable income by the option holder. The option holder will recognize ordinary income on the date of exercise of the nonqualified stock option equal to the difference between (1) the fair market value on the date of exercise and (2) the exercise price. The tax basis of these Veritas DGC Shares for the purpose of a subsequent sale includes the option price paid and the ordinary income reported on exercise of the nonqualified stock option. To the extent it is subject to federal income taxation, Veritas DGC or one of the subsidiaries will be entitled to a deduction in the amount reportable as income by the option holder on the exercise of a nonqualified stock option.

         Incentive Stock Options. We believe that certain options granted under the plan may qualify as "incentive stock options" within the meaning of section 422(d) of the Code. The grant of options under the plan that are characterized as incentive stock options will not result in the recognition of any U.S. federal taxable income by the option holder. To the extent that an option granted under the plan qualifies as an incentive stock option under section 422 of the Code, generally, the exercise of such option will also not result in the recognition of any U.S. federal income tax, but the difference between the exercise price and the fair market value of the Veritas DGC Shares at the time of exercise is an item of tax preference which may require payment of an alternative minimum tax. On the sale of the Veritas DGC Shares acquired through exercise of an option granted under the plan that qualifies as an incentive stock option under section 422(d) of the Code (assuming such sale does not occur within two years of the date of grant of the option or within one year from the date of exercise), any gain (or loss) will be taxed as long term capital gain (or loss) and Veritas DGC will not be entitled to any deduction in connection with the sale (or the grant or exercise of the option). However, if a holder sells the Veritas DGC Shares acquired upon exercise of such an option before the later of (i) two years from the date of grant and (ii) one year from the date of exercise, the holder will be treated as having received, a the time of sale, compensation taxable as ordinary income, and Veritas DGC will be entitled to a corresponding deduction, subject to the compensation deduction limitation (described below). The amount treated as compensation income in the excess of the fair market value of the Veritas DGC Shares at the time of exercise over the exercise price, and any amount realized in excess of the fair market value of the Veritas DGC Shares at the time of exercise would be treated as long or short term capital gain, depending on how long such shares were held.

          Share Appreciation Rights. The grant of SARs under the plan will not result in the recognition of any taxable income by the recipient. The recipient will recognize ordinary income in the year of exercise in an amount equal to the amount of appreciation paid to him upon the exercise of a SAR. Upon the exercise of a SAR, Veritas DGC or one of its subsidiaries will be entitled to a deduction in the amount equal to the income recognized by the recipient.

         Restricted Veritas DGC Shares. A recipient of restricted Veritas DGC Shares under the plan will not recognize taxable income at the time of grant, and neither Veritas DGC nor any of its subsidiaries will be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. Upon the expiration of the forfeiture restrictions, the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. Veritas DGC or one of its subsidiaries will be entitled to a corresponding deduction. Dividends paid during the period that the forfeiture restrictions apply will also be treated as compensation income to the recipient and deductible as such by Veritas DGC or one of its subsidiaries.

         However, a recipient of restricted Veritas DGC Shares may elect, pursuant to the terms of the grant agreement, to be taxed at the time of grant of the restricted Veritas DGC Shares based on the fair market value of the shares on the date of the grant. If this election is made, (1) Veritas DGC or one of its subsidiaries will be entitled to a deduction at the time of grant of the restricted Veritas DGC Shares based on the fair market value of the shares on the date of the grant, (2) dividends paid during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by Veritas DGC or any of its subsidiaries, and (3) there will be no further federal income tax consequences when the forfeiture restrictions lapse.

         Deferred Share Units. The grant of deferred Veritas DGC Share units under the plan will not result in the recognition of any taxable income by the recipient. At the time deferred Veritas DGC Share units are settled in Veritas DGC Shares, the recipient will recognize ordinary income, and the Company or one of its subsidiaries will be entitled to a corresponding deduction. Generally, the measure of the income and deduction will be the fair market value of the Veritas DGC Shares at the time the deferred Veritas DGC Shares are settled.

         Performance Shares. The recipient of performance shares will recognize ordinary income and Veritas DGC or one if its subsidiaries will be entitled to a corresponding deduction when the shares are earned and distributed.

         Compensation Deduction Limitation. Under section 162(m) of the Code, Veritas DGC's federal income tax deductions for certain compensation paid to designated executives is limited to $1 million per year. These executives include Veritas DGC's Chief Executive Officer and Veritas DGC's next four highest compensated officers. Section 162(m) of the Code provides an exception to this deduction for certain "performance based" compensation approved by a committee consisting solely of at least two "outside directors". Veritas DGC believes that options to purchase Veritas DGC Shares, SARs and performance shares granted under the plan should qualify as performance based compensation for purposes of section 162(m) of the Code.

CURRENT EQUITY COMPENSATION PLANS

         Currently we have six equity compensation plans in effect -- three non-qualified stock option plans and three restricted stock plans.

         Since our fiscal year ended July 31, 1999, we have granted our key employees and non-employee directors non-qualified stock options or restricted stock once each fiscal year in March. However, we did not make grants to key employees in the fiscal year ended July 31, 2002 and instead made them in August 2002. For that reason, we have presented the following tables containing information for our fiscal year ended July 31, 2002, before we granted these options and restricted shares in August, and as of September 30, 2002, after the grants. Both of the following tables present data related to all of our equity-based compensation plans for both non-employee directors and key employees -- the first as of July 31, 2002 and the second as of September 30, 2002 -- and provide information related to potential ownership dilution as of those dates:

            EQUITY COMPENSATION PLAN INFORMATION AS OF JULY 31, 2002

                                                  NUMBER OF                                 NUMBER OF SECURITIES
                                               SECURITIES TO BE                             AVAILABLE FOR FUTURE
                                                 ISSUED UPON              WEIGHTED        ISSUANCE EXCLUDING THOSE
                                                 EXERCISE OF              AVERAGE           RELATED TO CURRENTLY
                                             OUTSTANDING OPTIONS     EXERCISE PRICE OF          OUTSTANDING
                                               AND VESTING OF           OUTSTANDING         OPTIONS AND UNVESTED
   EQUITY-BASED COMPENSATION PLANS            RESTRICTED SHARES           OPTIONS             RESTRICTED SHARES
-----------------------------------------    -------------------    ------------------    ------------------------

Stock option plans approved by
stockholders (1) ......................          1,465,879                $20.17                  1,063,762
Stock option plans not approved by
stockholders ..........................            418,786                $32.68                  1,519,020
Restricted stock plans not approved by
stockholders ..........................             48,561                     -(2)                 232,953

(1) The 1992 employee non-qualified stock option plan and the 1992 non-employee director non-qualified stock option plan were both initially approved by stockholders and amendments to those plans effected through calendar year 1997 were also approved by stockholders. Both plans have been amended since 1997 without stockholder approval, including amendments to the 1992 employee non-qualified stock option plan that added an additional 1,754,550 shares authorized for issuance under the plan.
(2) Restricted stock vests upon completion of specified years of service. No payment is required from the recipient.


          EQUITY COMPENSATION PLAN INFORMATION AS OF SEPTEMBER 30, 2002

                                                                                             NUMBER OF SECURITIES
                                              NUMBER OF SECURITIES                           AVAILABLE FOR FUTURE
                                               TO BE ISSUED UPON          WEIGHTED         ISSUANCE EXCLUDING THOSE
                                                  EXERCISE OF             AVERAGE            RELATED TO CURRENTLY
                                              OUTSTANDING OPTIONS     EXERCISE PRICE OF           OUTSTANDING
                                                AND VESTING OF          OUTSTANDING           OPTIONS AND UNVESTED
    EQUITY-BASED COMPENSATION PLANS            RESTRICTED SHARES          OPTIONS              RESTRICTED SHARES
-----------------------------------------     --------------------   ------------------    ------------------------

Stock option plans approved by
stockholders (1) .......................        1,799,334                $18.41                  729,241
Stock option plans not approved by
stockholders ...........................        1,823,065                $15.86                  109,439
Restricted stock plans not approved by
stockholders ...........................           66,668                     -(2)               205,289

(1) The 1992 employee non-qualified stock option plan and the 1992 non-employee director non-qualified stock option plan were both initially approved by stockholders and amendments to those plans effected through calendar year 1997 were also approved by stockholders. Both plans have been amended since 1997 without stockholder approval, including amendments to the 1992 employee non-qualified stock option plan that added an additional 1,754,550 shares authorized for issuance under the plan.
(2) Restricted stock vests upon completion of specified years of service. No payment is required from the recipient.

         The following table contains additional information concerning non-qualified options previously granted and outstanding as of September 30, 2002 (including grants made in August 2002) under all of our current option plans:

          ADDITIONAL OPTION GRANT INFORMATION AS OF SEPTEMBER 30, 2002

   GRANT         GRANT        OPTIONS          EXPIRATION       GRANT       GRANT         OPTIONS        EXPIRATION
   DATE          PRICE      OUTSTANDING          DATE            DATE       PRICE       OUTSTANDING         DATE
------------    -------    ---------------    -----------     ----------   --------    -------------    ------------
  11/15/93       $7.30          31,960          11/15/03         5/1/98     $55.13           1,474          5/1/08
  11/28/94       $7.30          19,346          11/28/04        6/15/98     $43.13             493         6/15/08
    9/8/95       $5.25           8,333            9/8/05         8/1/98     $33.94           2,943          8/1/08
  11/21/95       $5.82          28,000          11/21/05         8/3/98     $33.94             791          8/3/08
  12/11/96      $11.61           3,910          12/11/02        8/10/98     $31.50             556         8/10/08
   3/11/97      $19.38         254,422           3/11/07        8/17/98     $27.81           1,618         8/17/08
    4/1/97      $20.25          17,778            4/1/07         9/1/98     $16.31             106          9/1/08
    7/1/97      $23.50             854            7/1/07        10/1/98     $15.63           2,950         10/1/08
    8/1/97      $26.00           4,234            8/1/07       10/12/98     $12.00             382        10/12/08
    9/2/97      $26.79          19,228            9/2/03        11/1/98     $11.42           2,627        10/31/08
  10/15/97      $19.38           2,230           3/11/07        11/6/98     $21.69             484         11/6/08
  10/15/97      $20.00             413           3/11/07        11/9/98     $20.94           1,433         11/9/08
  10/15/97      $23.50           1,152           3/11/07       11/16/98     $17.31             666        11/16/08
  10/15/97      $26.00           3,926           3/11/07       11/23/98     $17.50             258        11/23/08
  10/15/97      $38.56             535           3/11/07        12/9/98     $14.56           1,500         12/9/08
  10/15/97      $43.56             914           3/11/07       12/10/98     $10.78          18,360        12/10/04
  10/20/97      $41.50             578           3/11/07        3/11/99     $10.71         379,205         3/11/09
  11/12/97      $45.31           4,828           3/11/07        3/11/99     $12.56          23,800         3/11/09
   12/9/97      $44.25           6,250           12/9/07         7/1/99     $22.84           2,189          7/1/09
  12/11/97      $29.08             234          12/11/07         9/1/99     $22.84           6,567         8/31/09
  12/30/97      $38.13          24,719           3/11/07        12/1/99     $22.84          32,321         12/1/09
   1/12/98      $26.63             750           3/11/07         1/1/00     $27.41          26,705          1/1/10
   1/19/98      $26.00             731           3/11/07         3/7/00     $24.44          28,750          3/7/10
   1/23/98      $36.06             468           3/11/07        3/13/00     $26.19         375,782         3/13/10
   1/29/98      $42.88           1,017           3/11/07         3/6/01     $34.40         472,027          3/6/11
    2/1/98      $36.31           2,900           3/11/07         3/9/01     $37.00           9,122          3/9/11
    3/2/98      $42.00             393           3/11/07         3/5/02     $15.09          30,000          3/5/12
    4/1/98      $52.81             239            4/1/08         8/6/02     $10.96       1,758,948          8/6/07
                              (Table continued at right)  ----------------------------------------------------------
                                                             TOTAL OPTIONS               3,622,399
                                                             OUTSTANDING


         The following table contains additional information concerning restricted stock outstanding as of September 30, 2002 (including grants made in August 2002) under all of our current restricted stock plans:

     ADDITIONAL RESTRICTED STOCK GRANT INFORMATION AS OF SEPTEMBER 30, 2002

   GRANT              SHARES                             GRANT            SHARES             DATE
    DATE            OUTSTANDING       DATE VESTED         DATE          OUTSTANDING          VESTED
-------------    -----------------   -------------    -----------    -----------------    -----------

    9/7/99            2,000              9/7/04          2/2/01             3,408            2/2/04
    3/7/00              333              3/7/03          3/9/01            10,631            3/9/04
   6/30/00              500             6/30/03         5/29/01             1,333           5/29/04
   8/21/00              500             8/21/03         8/13/01               800           8/13/04
   9/11/00            1,667             9/11/03         8/27/01             9,524           8/27/04
   9/15/00              333             9/15/03        10/15/01             1,500          10/15/04
   11/1/00            2,666             11/1/03        10/15/01             3,000          10/15/04
    2/2/01            1,704              2/2/04          8/6/02            17,769            8/6/03
                     (Table continued at right)         9/19/02             9,000           9/19/05
                                                 ----------------------------------------------------
                                                  TOTAL RESTRICTED SHARES  66,668

         The terms of our existing stock option and restricted stock plans are described further in Item 8, "Employee Benefits," in our Form 10-K for the fiscal year ended July 31, 2002, which description is incorporated in this proxy statement by reference.


                                   MANAGEMENT

EXECUTIVE OFFICERS

         Except as described under "Employment Agreements", our executive officers serve at the pleasure of the board of directors and are subject to annual appointment by the board of directors at its first meeting following each annual meeting of stockholders. In addition to Messrs. Robson and Ludlow, who are listed under "Nominees" with their biographical information, our executive officers include the following individuals:

         Timothy L. Wells, age 49, was appointed president and chief operating officer of Veritas DGC in January 1999. He has been employed by Veritas DGC for eighteen years, having served as president of Veritas DGC's Asia Pacific division, regional manager of North and South American processing, manager of research and programming and in various other capacities in North and South America.

         Matthew D. Fitzgerald, age 44, was appointed executive vice president, chief financial officer and treasurer of Veritas DGC in March 2001. Prior to that, he served as controller of BJ Services Company (oilfield services) since 1989 and vice president and controller since 1998. Mr. Fitzgerald was also a senior manager with the accounting firm of Ernst & Whinney.

         Anthony Tripodo, age 50, has been an executive vice president since 1997, and in August 2002, became executive vice president, special projects. In March 2001, Mr. Tripodo transferred from his role as chief financial officer and treasurer of Veritas DGC to assume the position as president of the NASA group. Prior to 1997, he was employed by Baker Hughes Incorporated for sixteen years in various financial management capacities. Prior to his service with Baker Hughes, Mr. Tripodo was employed by the accounting firm of Price Waterhouse from 1974 to 1980.

         Rene M.J. VandenBrand, age 44, became vice president -- business development of Veritas DGC in August 1996 upon consummation of the business combination between Veritas Digicon and Veritas Energy Services. Prior to that, he served as vice president -- finance and secretary of Veritas Energy Services since November 1995, following two years of service in comparable positions with Taro Industries Limited. He was previously a partner of Coopers & Lybrand Chartered Accountants in Calgary, Alberta.

         Larry L. Worden, age 50, was appointed vice president, general counsel and secretary in December 1998. For ten years prior to that, Mr. Worden served as vice president, general counsel and secretary of King Ranch, Inc., a privately held Texas corporation. Prior to that he held positions at National Gypsum Company and two private law firms.

EMPLOYMENT AGREEMENTS

         We have entered into employment agreements with each of Messrs. Robson, Ludlow, Wells, Fitzgerald, Tripodo, VandenBrand and Worden. Our agreement with Mr. Robson continues until terminated by prior written notice of either party. Our agreements with Messrs. Ludlow, Wells, Fitzgerald, Tripodo, VandenBrand and Worden continue until the employee reaches age 65 unless the agreement is earlier terminated by prior written notice of either party. As of July 31, 2002, the executive officers are entitled to annual salaries under their employment agreements as follows: Mr. Robson -- $415,000; Mr. Ludlow -- $265,021; Mr. Wells -- $260,000; Mr. Tripodo -- $240,000; Mr. Fitzgerald -- $225,000; Mr.
VandenBrand -- $168,000; and Mr. Worden -- $190,000. In the event of a termination without cause (other than in connection with a change of control of Veritas DGC), each executive officer is entitled to payment under his employment agreement equal to one or more years of annual base salary as follows: Mr. Robson -- three years; Messrs. Ludlow, Wells, Tripodo and Fitzgerald -- two years; and Messrs. VandenBrand and Worden -- one year. Payment of these amounts will be made over the specified period unless we exercise our option to pay them in a lump sum. Within thirty days after a change in control of Veritas DGC, each executive officer is entitled to a lump sum payment under his employment agreement calculated by multiplying the following number times the sum of his annual base salary and his annual bonus:
Messrs. Robson, Ludlow, Wells, Tripodo and Fitzgerald -- three; and Messrs. VandenBrand and Worden -- two.

EXECUTIVE COMPENSATION

         The following table reflects all forms of compensation for services to us for the years ended July 31, 2002, 2001 and 2000 of those individuals who (i) served as our chief executive officer during fiscal 2002, or (ii) were among our four most highly compensated executive officers at July 31, 2002, other than the chief executive officer and whose annual salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                         Long Term Compensation
                                                    Annual Compensation                          Awards
                                          ---------------------------------------     ----------------------------
                                                                                      Restricted         Stock         All Other
    Name and Principal         Fiscal                                                    Stock         Options(2)      Compen-
        Position                Year        Salary       Bonus(1)         Other          Awards         (Shares)       sation(3)
-------------------------    ----------   ----------   ------------   ------------    -----------    -------------    -----------

David B. Robson(4)               2002      $415,000      $298,369            --             --               --              --
Chairman and chief               2001       399,134       300,216            --             --           30,130              --
   executive officer             2000       338,397       122,337            --             --           36,993              --

Stephen J. Ludlow                2002      $265,021      $ 90,100      $  3,000(5)          --               --        $  4,000
Vice chairman                    2001       265,021       182,320            --             --           11,555           3,355
                                 2000       265,021        83,740            --             --           15,179           4,000

Timothy L. Wells                 2002      $260,000      $ 88,400      $ 11,586(6)          --               --        $  4,000
President and chief              2001       248,077       170,853            --             --           11,337           3,058
   operating officer             2000       228,308        63,457            --             --           13,747           4,000

Anthony Tripodo                  2002      $240,000      $ 95,040            --             --               --        $  4,000
Executive vice president,        2001       228,077       142,693            --             --           10,465           3,231
   special projects              2000       202,470        63,990            --             --           12,601           4,000

Matthew D. Fitzgerald            2002      $225,000      $ 76,500            --             --               --        $    711
Executive vice president,        2001        87,404        70,000            --       $589,720(8)         9,122              --
   chief financial               2000             0             0            --             --               --              --
   officer and treasurer
   (7)

(1) Includes bonuses earned in the reported fiscal year and paid in the following fiscal year.
(2)   All options granted were options to purchase Veritas DGC shares.
(3) Represents company matching contributions to officers' accounts pursuant to our 401(k) Plan.
(4) Mr. Robson's compensation is paid in Canadian dollars -- amounts shown have been converted to U.S. dollars.
(5)   Service award for 30 years of employment with the Company.
(6) Repatriation expense reimbursement for previous relocation from Singapore to Houston in 1999.
(7)   Mr. Fitzgerald joined the company in March 2001.
(8) 15,947 shares of restricted stock valued at $36.98, the closing price of Veritas DGC common stock on the New York Stock Exchange on March 9, 2001, the date of grant. On July 31, 2002, the 15,947 restricted shares had a value $196,467 based on the July 31, 2002, closing price of Veritas DGC common stock of $12.32 per share on the New York Stock Exchange. Of the restricted shares granted, 5,316 shares vested on March 9, 2002, and assuming that Mr. Fitzgerald is still then employed by Veritas DGC, 5,315 will vest on March 9, 2003, and the remaining 5,316 will vest on March 9, 2004.

OPTION GRANTS IN FISCAL YEAR ENDED JULY 31, 2002

         No options were granted to Messrs. Robson, Ludlow, Wells, Tripodo or Fitzgerald during the fiscal year ended July 31, 2002. On August 6, 2002, they were, however, granted options to purchase the following number of shares for $10.96 per share: Mr. Robson -- 94,662; Mr. Ludlow -- 36,268; Mr. Wells -- 35,584; Mr. Tripodo -- 32,847; and Mr. Fitzgerald -- 30,794. Each option granted expires five years from the date of grant. Each grant is exercisable as follows:
25% of the options were immediately exercisable on August 6, 2002 and an additional 25% become exercisable on August 6 of each succeeding year until all are exercisable on August 6, 2005.

         The following table sets forth information with respect to Messrs. Robson's, Ludlow's, Wells', Tripodo's and Fitzgerald's options to purchase Veritas DGC shares that were exercised during the fiscal year ended July 31, 2002 or unexercised at fiscal year end.

       AGGREGATED OPTION EXERCISES DURING FISCAL YEAR ENDED JULY 31, 2002
                      AND OPTION VALUES AS OF JULY 31, 2002

                                                                                              Value of In-the-Money
                            Options Exercised During    Number of Unexercised Options      Unexercised Options Held at
                                   Fiscal Year             Held at Fiscal Year End              Fiscal Year End(1)
                            -------------------------  --------------------------------   -----------------------------
                               Shares
                            Acquired on      Value
                              Exercise      Realized     Exercisable     Unexercisable     Exercisable   Unexercisable
                            ------------   ----------  ---------------  ---------------   ------------  ---------------
David B. Robson .........        --            --          165,964           24,314         $425,063           --
Stephen J. Ludlow .......        --            --           56,549            9,573           19,919           --
Timothy L. Wells ........        --            --           21,114            9,106            8,269           --
Anthony Tripodo .........        --            --           40,200            8,384           12,461           --
Matthew D. Fitzgerald            --            --            4,561           15,192               --           --

(1) Value of in-the-money unexercised options calculated based on the July 31, 2002, closing price of Veritas DGC common stock of $12.32 per share on the New York Stock Exchange.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         None of the three voting members of the compensation committee -- Messrs. Gibbs, Gilbert, and MacNeill -- is or has been at any time an executive officer or employee of Veritas DGC or any of its subsidiaries nor has any of them had any relationship with Veritas DGC that would otherwise require disclosure.

         Mr. Robson, chairman and chief executive officer of Veritas DGC, was an ex officio non-voting member of the compensation committee until he resigned from the committee on September 25, 2002. Prior to his resignation, he was invited to and attended meetings of the compensation committee from time to time. At no time was he allowed to vote on any item that came before the committee, nor was he allowed to be present during the committee's discussions of his compensation.

COMPENSATION COMMITTEE REPORT

         The compensation committee of the board of directors has furnished the following report on executive compensation for fiscal year 2002:

         We seek to relate a significant portion of potential total executive compensation to Veritas DGC's financial performance. Our executive compensation consists of three elements: base compensation, bonus and stock-based benefits.

         We intend the base compensation for executive officers to afford a reasonable degree of financial security and flexibility to those individuals whom we regard as acceptably discharging the levels and types of responsibility implicit in the various executive positions. In setting base compensation we initially consider the compensation plans of executives in other companies, including companies in the oil services industry. We target base compensation at levels consistent with median levels for public companies of our relative size. We generally do not consider the compensation plans of executives in other seismic companies, because some of our principal competitors are subsidiaries of larger, more diversified oilfield service concerns, and compensation data was not publicly available for the comparable executive positions in those subsidiaries. Moreover, the few publicly held seismic operators have such disparate operating and financial characteristics and were of such dissimilar sizes, that the compensation committee has found little basis for reliable comparison. In setting the salaries of the executive officers, we also consider the executive's salary history, level of responsibility, breadth of knowledge, past performance, credentials and experience with Veritas DGC, as well as his perceived future utility to Veritas DGC.

         We last increased the base pay for certain executive officers, including Messrs Robson, Wells and Tripodo, effective in March 2001. At that time, the compensation committee set the base salary for Mr. David B. Robson, Chairman and Chief Executive Officer, at $415,000 per year. This salary was established by comparing the compensation of chief executive officers in a group of comparative companies. Mr. Robson's base salary remained at $415,000 for the fiscal year ended July 31, 2002.

         We require a minimum level of company financial performance before the executive officers earn any annual bonuses, and we award bonuses for achieving higher levels of performance directly tied to the level achieved. In fiscal 1998, we recommended and the board of directors adopted an incentive compensation program pursuant to which some 300 managerial personnel (including the named executive officers) became eligible to earn bonuses based upon two criteria: (1) Veritas DGC's actual results of operations as a percentage of those results anticipated in the annual budget approved by the board of directors at the beginning of the fiscal year; and (2) the attainment of individual performance goals assigned at the beginning of the year. Based on their achievement of performance objectives in fiscal year 2002, we awarded the following bonuses to the named executive officers (these bonuses were paid in September 2002): Mr. Robson -- $298,369; Mr. Ludlow -- $90,100; Mr. Wells -- $88,400; Mr. Tripodo -- $95,040; and Mr. Fitzgerald -- $76,500.

         We believe periodic grants of stock options to executive officers helps to align the executive's economic interests with those of stockholders and to provide a direct and continuing focus on the goal of increasing stockholder value. We will consider such grants every year. The options that would normally have been granted in March 2002 to key employees, including the executive officers, were not granted until August 2002. On August 6, 2002, options were granted to the following executive officers to purchase the specified number of shares for $10.96 per share, the fair market value at the time of the grant: Mr. Robson -- 94,662; Mr. Ludlow -- 36,268; Mr. Wells -- 35,584; Mr. Tripodo --
32,847; and Mr. Fitzgerald -- 30,794. Each option granted expires five years from the date of grant. Each grant is exercisable as follows: 25% of the options were immediately exercisable on August 6, 2002 and an additional 25% become exercisable on August 6 of each succeeding year until all are exercisable on August 6, 2005.

         Section 162(m) of the Internal Revenue Code of 1986, as amended, currently imposes a $1 million limitation on the deductibility of certain compensation paid to the chief executive officer and four highest paid executives. Certain performance-based compensation and certain other compensation that has been approved by stockholders are not subject to the deduction limit. The deductibility of compensation paid to Veritas DGC's officers has not, to date, been limited by the application of Section 162(m). The compensation committee has and will continue to take into account the potential application of Section 162(m) on incentive compensation awards and other compensation decisions.

         The compensation committee believes that the compensation program for the executives of the company is comparable with the compensation programs provided by comparable companies and serves the best interests of stockholders of Veritas DGC. The committee also believes that annual performance pay is appropriately linked to individual performance, annual financial performance of Veritas DGC and stockholder value.

                                       Brian F. MacNeill (Chairman)
                                       James R. Gibbs
                                       Steven J. Gilbert


                              CERTAIN STOCKHOLDERS

         The following table sets forth certain information regarding the beneficial ownership of shares at September 30, 2002, by (i) each person we know to own beneficially more than 5% of the outstanding shares, (ii) all directors and director nominees, (iii) each executive officer named in the Summary Compensation Table, and (iv) all directors, director nominees and executive officers as a group.

                                                 Amount and Nature of
                                                       Beneficial             Percentage of
 Name and Address(1)                               Ownership(2), (3)            Class(4)
-------------------------------------------    --------------------------    ----------------
Beneficial Owners of 5% or more of Shares:
  PIMCO Equity Advisors LLC                            3,060,000                  9.23
  800 Newport Center Drive
  Newport Beach, CA 92660

  Mellon Bank NA                                       2,570,000                  7.75
  One Mellon Bank Center, Room 0980
  Pittsburgh, PA 15258

  Deutsche Bank Aktiengesellschaft                     1,860,000                  5.61
  Taunusanlage 12
  60325 Frankfurt am Main, Germany

Executive Officers, directors and director nominees:
  David B. Robson.......................               1,401,442(5)               4.23
  Stephen J. Ludlow.....................                  76,272                    *
  Timothy L. Wells......................                  30,010                    *
  Matthew D. Fitzgerald.................                  35,069                    *
  Anthony Tripodo.......................                  54,088                    *
  Clayton P. Cormier....................                  20,804                    *
  James R. Gibbs........................                  19,750                    *
  Brian F. MacNeill.....................                  35,167                    *
  Jan Rask..............................                  13,625                    *
---------------------------------------------------------------------------------------------
All directors, director nominees and
executive officers as a group...........               1,686,227                  5.09

*     Does not exceed one percent.
(1) The address of each person shown is c/o Veritas DGC Inc., 10300 Town Park Drive, Houston, Texas 77072, unless an address is listed.
(2) Each person has sole voting and investment power with respect to the shares listed unless otherwise specified.
(3) Includes the following shares subject to options granted pursuant to a Veritas DGC option plan and exercisable within 60 days: Mr. Robson -- 189,629 shares; Mr. Ludlow -- 65,616 shares; Mr. Wells -- 30,010 shares; Mr. Fitzgerald -- 12,259; Mr. Tripodo -- 48,411 shares; Mr. Cormier -- 18,800 shares; Mr. Gibbs -- 18,750 shares; Mr. MacNeill -- 31,167 shares; and Mr. Rask -- 13,625 shares.
(4) Percentages are calculated based on total of all outstanding shares as of September 30, 2002.
(5) Includes 1,083,826 shares owned by Rexam Investments Ltd., an Alberta corporation owned and controlled by Mr. Robson, 117,925 shares owned by Vada Industries, Ltd., an Alberta corporation owned and controlled by Mr. Robson, 8,862 shares owned by Mr. Robson, and 1,200 shares owned by Mr. Robson's wife.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes of ownership with the Securities and Exchange Commission. We believe that our officers, directors and greater than 10% stockholders met all applicable filing requirements for fiscal year ended July 31, 2002.

                         COMMON STOCK PERFORMANCE GRAPH

         The following graph illustrates the performance of our shares compared with the cumulative total return on (i) Standard & Poor's 500 Stock Index and
(ii) an index of peer companies we selected for the period beginning July 31, 1997 and ending July 31, 2002. The graph assumes that the value of the investment in our shares and each index was $100 at July 31, 1997. In all cases the cumulative total return assumes, as contemplated by the Securities and Exchange Commission rules, that any cash dividends on the common stock of each entity included in the data presented below were reinvested in that security.


                               [PERFORMANCE GRAPH]


-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN ANALYSIS
                           7/31/1997      7/31/1998       7/31/1999      7/31/2000       7/31/2001       7/31/2002
-------------------------------------------------------------------------------------------------------------------
VERITAS DGC                 $100.00        $132.34          $71.16         $85.59          $91.16          $49.04

PEER GROUP                  $100.00         $83.81          $74.65         $95.73          $78.63          $63.18

S&P 500                     $100.00        $119.28         $143.39        $156.25         $133.47         $101.56
-------------------------------------------------------------------------------------------------------------------

Source: CTA Public Relations www.ctapr.com (303) 665-4200. Data from BRIDGE Information Systems, Inc.

         The index of peer companies for fiscal year 2002 consists of Dawson Geophysical Company, Petroleum Geo-Services, Inc., Schlumberger Limited, and Seitel, Inc. Until 1999, Western Atlas was included in the index of peer companies. Once Western Atlas became a wholly owned subsidiary of Baker Hughes Incorporated, the index included Baker Hughes for years 1999 and 2000. After fiscal year 2001, Baker Hughes has been removed from the index of peer companies since its seismic operations were merged with Schlumberger Limited's seismic operations to form WesternGeco, which is already included in the peer group as a part of Schlumberger.

         The graph above depicts the past performance of our shares and should not be used to predict future performance. We do not make or endorse any predictions as to future share performance. These price performance comparisons shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Exchange Act except to the extent that we specifically incorporate this graph by reference, and shall not otherwise be deemed filed under such acts.


                             INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, independent accountants, have served as the independent accountants of Veritas DGC since November 1996. No action will be taken at the meeting with respect to the continued employment of PricewaterhouseCoopers. PricewaterhouseCoopers continues to provide audit services to us, and representatives of the firm plan to attend the annual meeting and will be available to answer questions. Its representatives will also have an opportunity to make a statement at the meeting if they so desire.

AUDIT FEES

         The aggregate fees billed for professional services rendered for the audit of our audited financial statements for the fiscal year ended July 31, 2002 and the reviews of financial statements included in the company's Forms 10-Q for the fiscal year ended July 31, 2002 was $240,000.

FEES FOR FINANCIAL INFORMATION SYSTEM DESIGN AND IMPLEMENTATION

         PricewaterhouseCoopers LLP performed no services related to financial information system design and implementation during the fiscal year ended July 31, 2002 and billed no fees for such services.

ALL OTHER FEES

         The aggregate fees billed by PricewaterhouseCoopers LLP during the fiscal year ended July 31, 2002 for other services totaled $1,393,000. Of that amount, $240,000 was billed for audit related services (issuance of consents, statutory audits in foreign jurisdictions, audits of our employee benefit plan and internal audit services); $145,000 related to income tax and related tax services, and $1,008,000 related to due diligence, tax planning, and other services performed in connection with our proposed business combination with Petroleum Geo-Services ASA prior to termination of the merger agreement.

         Our audit committee has reviewed the services provided by PricewaterhouseCoopers LLP and has determined that the services provided are compatible with the maintenance of PricewaterhouseCoopers LLP's independence.


                   AVAILABILITY OF ANNUAL REPORT AND FORM 10-K

         We have mailed our annual report to stockholders covering the fiscal year ended July 31, 2002 to each stockholder entitled to vote at the annual meeting.

         We will provide a copy of our annual report on Form 10-K for the fiscal year ended July 31, 2002 without charge to any stockholder making written request to Larry L. Worden, Vice President, General Counsel and Secretary, 10300 Town Park Drive, Houston, Texas 77072.


                             ADVANCE NOTICE DEADLINE

         If you wish to submit a proposal for action to be included in the proxy statement and form of proxy relating to our 2003 annual meeting of stockholders you must submit your proposal to us before July 1, 2003 and otherwise comply with Rule 14a-8 under the Securities Exchange Act of 1934.

                                       By Order of the Board of Directors,


                                       Larry L. Worden
                                       Secretary

October 23, 2002

                      VERITAS DGC INC. SHARE INCENTIVE PLAN








                                    ANNEX A

                                TABLE OF CONTENTS

                                                                         SECTION

ARTICLE I          PURPOSE AND TERM

         Purpose.............................................................1.1

         Term of Plan........................................................1.2

ARTICLE II         DEFINITIONS

         Affiliate ..........................................................2.1

         Award    ...........................................................2.2

         Award Agreement.....................................................2.3

         Board    ...........................................................2.4

         Change in Control...................................................2.5

         Code     ...........................................................2.6

         Committee...........................................................2.7

         Company ............................................................2.8

         Deferred Share Unit.................................................2.9

         Deferred Share Unit Agreement......................................2.10

         Deferred Share Unit Award..........................................2.11

         Disability.........................................................2.12

         Effective Time.....................................................2.13

         Employee ..........................................................2.14

         Exchange Act.......................................................2.15

         Existing Restricted Stock Plans....................................2.16

         Existing Stock Option Plans........................................2.17

         Fair Market Value..................................................2.18

         Holder   ..........................................................2.19

         Incentive Stock Option.............................................2.20

         Mature Shares......................................................2.21

         Non-Employee Director..............................................2.22

         Nonqualified Stock Option..........................................2.23

         Option ............................................................2.24

         Option Agreement...................................................2.25

         Performance Goal...................................................2.26

                                TABLE OF CONTENTS
                                   (continued)

                                                                         SECTION

         Performance Shares.................................................2.27

         Performance Share Agreement........................................2.28

         Performance Share Award............................................2.29

         Plan     ..........................................................2.30

         Restricted Shares..................................................2.31

         Restricted Share Agreement.........................................2.32

         Restricted Share Award.............................................2.33

         Retirement.........................................................2.34

         Shares   ..........................................................2.35

         Share Appreciation Right................... .......................2.36

         Share Appreciation Right Agreement ................................2.37

ARTICLE III        ELIGIBILITY

ARTICLE IV         GENERAL PROVISIONS RELATING TO AWARDS

         Authority to Grant Awards...........................................4.1

         Dedicated Shares; Maximum Awards....................................4.2

         Non-Transferability.................................................4.3

         Requirements of Law.................................................4.4

         Changes in the Company's Capital Structure..........................4.5

ARTICLE V          OPTIONS AND SHARE APPRECIATION RIGHTS

         Type of Option......................................................5.1

         Exercise Price......................................................5.2

         Duration of Options.................................................5.3

         Amount Exercisable..................................................5.4

         Exercise of Options.................................................5.5

         Substitution Options................................................5.6

         Limitations on Grants and Terms of Incentive Stock Options..........5.7

         Share Appreciation Rights...........................................5.8

         No Rights as Shareholder ...........................................5.9

                                TABLE OF CONTENTS
                                   (continued)

                                                                         SECTION

ARTICLE VI         RESTRICTED SHARE AWARDS

         Restricted Share Awards.............................................6.1

         Holder's Rights as Shareholder......................................6.2

ARTICLE VII        PERFORMANCE SHARE AWARDS

         Performance Share Awards............................................7.1

         Holder's Rights as Shareholder......................................7.2

         Increases Prohibited................................................7.3

ARTICLE VIII       DEFERRED SHARE UNITS AWARDS

         Deferred Share Unit Awards..........................................8.1

         Payments Under Deferred Share Unit Awards...........................8.2

         Holder's Rights as Shareholder......................................8.3

ARTICLE IX         SUBSTITUTION AWARDS

ARTICLE X          ADMINISTRATION

ARTICLE XI         AMENDMENT OR TERMINATION PLAN

ARTICLE XII        MISCELLANEOUS

         No Establishment of a Trust Fund...................................12.1

         No Employment or Affiliation Obligation............................12.2

         Forfeiture.........................................................12.3

         Tax Withholding....................................................12.4

         Written Agreement..................................................12.5

         Indemnification of the Committee...................................12.6

         Gender.............................................................12.7

         Headings ..........................................................12.8

         Other Compensation Plans...........................................12.9

         Other Awards......................................................12.10

         Persons Residing Outside of the United States.....................12.11

         Governing Law.....................................................12.12

                                    ARTICLE I

                                PURPOSE AND TERM

         1.1 PURPOSE. The Plan is intended to advance the best interests of the Company and its shareholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment or affiliation with the Company or any of its Affiliates.

         1.2 TERM OF PLAN. Subject to earlier termination by the Committee pursuant to Article XI, no Award will be granted under this Plan after July 31, 2012 (the "termination date"). Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.

                                   ARTICLE II

                                   DEFINITIONS

         The words and phrases defined in this Article shall have the meaning set out in these definitions throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower or different meaning.

         2.1 "AFFILIATE" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns shares possessing 50 percent or more of the total combined voting power of all classes of shares in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns shares possessing 50 percent or more of the total combined voting power of all classes of shares in one of the other corporations in the chain.

         2.2 "AWARD" means any Option, Share Appreciation Right, Deferred Share Unit Award, Restricted Share Award or Performance Share Award granted under the Plan.

         2.3 "AWARD AGREEMENT" means a written agreement evidencing an Award granted under the Plan.

         2.4 "BOARD" means the board of directors of the Company.

         2.5 "CHANGE IN CONTROL" means the occurrence of any of the following events:

                  (a) The acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the total voting power of all of the Company's then outstanding securities entitled to vote generally in the election of directors to the Board; provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control:
         (i) any acquisition by the Company or its Affiliates, (ii) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or its Affiliates, or (iii) any acquisition consummated with the prior approval of the Board; or

                  (b) During the period of two consecutive calendar years, individuals who at the beginning of such period constitute the Board, and any new directors whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office, who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; or

                  (c) The Company becomes a party to a consummated merger, plan of reorganization, consolidation or share exchange in which either (i) the Company is not the surviving corporation or (ii) the Company is the surviving corporation and any outstanding Shares are converted into shares of any other company (other than a re-incorporation or the establishment of a holding company involving no change of ownership of the Company) or other securities, cash or other property (excluding payments made solely for fractional shares); or

                  (d) The consummation of a merger, plan of reorganization, consolidation or share exchange with any other corporation, and immediately following such merger, plan of reorganization, consolidation or share exchange the holders of the voting securities of the Company outstanding immediately prior thereto hold securities representing fifty percent (50%) or less of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger, plan of reorganization, consolidation or share exchange; provided, however, that notwithstanding the foregoing, no Change in Control shall be deemed to have occurred if one-half (1/2) or more of the members of the Board or the board of directors of such surviving entity immediately after such merger, plan of reorganization, consolidation or share exchange is comprised of persons who served as directors of the Company immediately prior to such merger, plan of reorganization, consolidation or share exchange or who are otherwise designees of the Company; or

                  (e) Upon approval by the Company's shareholders of a complete liquidation and dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company other than to an Affiliate; or

                  (f) Any other event that a majority of the Board, in its sole discretion, shall determine constitutes a Change in Control.

         Notwithstanding the occurrence of any of the foregoing events of this
Section 2.5 which would otherwise result in a Change in Control, the Board may determine in its complete discretion, if it deems to be in the best interest of the Company, that an event or events otherwise constituting a Change in Control shall not be considered a Change in Control. Such determination shall be effective only if it is made by the Board prior to the occurrence of an event that otherwise would be a Change in Control, or after such event if made by the board of directors, a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be a Change in Control.

         2.6 "CODE" means the United States Internal Revenue Code of 1986, as amended.

         2.7 "COMMITTEE" means a committee of at least two persons, who are members of the Compensation Committee of the Board and are appointed by the Compensation Committee of the Board, or, to the extent it chooses to operate as the Committee, the Compensation Committee of the Board. Each member of the Committee in respect of his or her participation in any decision with respect to an Award intended to satisfy the requirements of Section 162(m) of the Code must satisfy the requirements of "outside director" status within the meaning of Section

162(m) of the Code; provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. As to Awards, grants or other transactions that are authorized by the Committee and that are intended to be exempt under Rule 16b-3, the requirements of Rule 16b-3(d)(1) with respect to committee action must also be satisfied.

         2.8 "COMPANY" means Veritas DGC Inc., a Delaware corporation, or any successor (by reincorporation, merger or otherwise).

         2.9 "DEFERRED SHARE UNIT" means a unit credited to a Holder's ledger account maintained by the Company pursuant to Article VIII.

         2.10 "DEFERRED SHARE UNIT AGREEMENT" means a written agreement entered into between the Company and the Holder setting forth the terms and conditions pursuant to which a Deferred Share Unit Award is granted.

         2.11 "DEFERRED SHARE UNIT AWARD" means an Award granted pursuant to
Article VIII.

         2.12 "DISABILITY" means as determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Holder that would entitle him to disability income payments under the Company's long-term disability insurance policy or plan for employees as then in effect; or in the event that the Holder is not covered, for whatever reason (including, without limitation, because the Holder is a Non-Employee Director), under the Company's long-term disability insurance policy or plan for employees or in the event the Company does not maintain such a long-term disability insurance policy, and with respect to Incentive Stock Options, "Disability" means a permanent and total disability as defined in section 22(e)(3) of the Code. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Holder shall submit to an examination by such physician upon request by the Committee.

         2.13 "EFFECTIVE TIME" means the time the shareholders of the Company approve of the adoption of the Plan.

         2.14 "EMPLOYEE" means a person employed by the Company or any Affiliate as a common law employee (including an officer, as such term is defined in Rule 16a-1 under the Exchange Act).

         2.15 "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended.

         2.16 "EXISTING RESTRICTED STOCK PLANS" means (i) the Veritas DGC Inc. Restricted Stock Agreements (as filed with the Securities and Exchange Commission on a Form S-8 dated March 31, 1998); (ii) the Veritas DGC Inc. Restricted Stock Plan; and (iii) the Veritas DGC Inc. 2001 Key Employee Restricted Stock Plan.

         2.17 "EXISTING STOCK OPTION PLANS" means (i) the Veritas DGC Inc. 1992 Employee Nonqualified Stock Option Plan; (ii) the Veritas DGC Inc. 1992 Non-Employee Director Stock

Option Plan; and (iii) the Veritas DGC Inc. 2001 Key Employee Nonqualified Stock Option Plan.

         2.18 "FAIR MARKET VALUE" of one Share means the last reported sale price for the Share on the principal exchange on which the Share is traded on the business day immediately preceding the date for which the Fair Market Value is being determined (or, if the Share was not traded on such immediately preceding date, on the immediately preceding date on which the Share was so traded).

         2.19 "HOLDER" means a person who has been granted an Award or any person who is entitled to receive Shares (and/or cash in the case of a Share Appreciation Right) under an Award.

         2.20 "INCENTIVE STOCK OPTION" means an Option which is designated as an incentive stock option and satisfies the requirements of Section 422 of the Code.

         2.21 "MATURE SHARES" means Shares that the Holder has held for at least six months.

         2.22 "NON-EMPLOYEE DIRECTOR" means an individual, who is not an employee of the Company, who is elected by the shareholders of the Company, or in the case of a vacancy or newly created position, by the other directors, to serve on the Board who performs the functions of a director set forth in the Company's charter documents and bylaws.

         2.23 "NONQUALIFIED STOCK OPTION" means an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under the Plan and not an incentive stock option under the Code.

         2.24 "OPTION" means an option to purchase Shares granted under the Plan. The Committee shall designate any Option granted under the Plan as a Nonqualified Stock Option or an Incentive Stock Option..

         2.25 "OPTION AGREEMENT" means a written contract setting forth the terms and conditions of an Option.

         2.26 "PERFORMANCE GOAL" means a standard established by the Committee to determine in whole or in part whether a Performance Share Award shall be earned.

         2.27 "PERFORMANCE SHARES" means Shares issued or granted under the Plan pursuant to a Performance Share Agreement.

         2.28 "PERFORMANCE SHARE AGREEMENT" means the written agreement entered into between the Company and the Holder setting forth the terms and conditions pursuant to which a Performance Share Award is granted.

         2.29 "PERFORMANCE SHARE AWARD" means an authorization by the Committee to issue or transfer Performance Shares to a Holder.

         2.30 "PLAN" means the Veritas DGC Inc. Share Incentive Plan, as set forth in this document and as it may be amended from time to time.

         2.31 "RESTRICTED SHARES" means Shares issued or granted under the Plan pursuant to a Restricted Share Agreement.

         2.32 "RESTRICTED SHARE AGREEMENT" means the written agreement entered into between the Company and the Holder setting forth the terms and conditions pursuant to which a Restricted Share Award is granted.

         2.33 "RESTRICTED SHARE AWARD" means an authorization by the Committee to issue or transfer Restricted Shares to a Holder.

         2.34 "RETIREMENT" means in the case of an Employee, the occurrence of the Employee's voluntary termination of employment with the Company and all Affiliates after (1) he has attained the age of 62 and completed ten years of employment with the Company and/or any Affiliate, including any predecessor thereto, or (2) he has attained such other retirement age as may be specified in the Employee's Award Agreement.

         2.35 "SHARES" means the common stock of the Company, $.01 par value per share, or, in the event that the outstanding ordinary shares are later changed into or exchanged for a different class of shares or securities of the Company or another corporation, that other share or security. Shares, when issued, may be represented by a certificate or by book or electronic entry.

         2.36 "SHARE APPRECIATION RIGHT" means any right granted under Section
5.8 of the Plan.

         2.37 "SHARE APPRECIATION RIGHT AGREEMENT" means a written agreement entered into between the Company and the Holder setting forth the terms and conditions pursuant to which a Share Appreciation Right is granted.

                                   ARTICLE III

                                   ELIGIBILITY

         The individuals who shall be eligible to receive Awards shall be those persons, including Employees, consultants, advisors and Non-Employee Directors, who have substantial responsibility for the management and growth of the Company or any of its Affiliates as the Committee shall determine from time to time. A consultant or advisor may be selected only if such person's participation in the Plan would not adversely affect (i) the Company's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of shares issuable under the Plan by the Company; or (ii) the Company's compliance with any other applicable laws.



                                     III-1

                                   ARTICLE IV

                      GENERAL PROVISIONS RELATING TO AWARDS

         4.1 AUTHORITY TO GRANT AWARDS. The Committee may grant Awards to those Employees of the Company or any of its Affiliates and other eligible persons as it shall from time to time determine, under the terms and conditions of the Plan. Subject only to any applicable limitations set out in the Plan, the number of Shares to be covered by any Award to be granted to any person shall be as determined by the Committee.

         4.2 DEDICATED SHARES; MAXIMUM AWARDS. The aggregate number of Shares with respect to which Awards may be granted under the Plan is the sum of the following: (i) 1,200,000, not more than 300,000 of which may be granted in a form other than Stock Options; (ii) that number equal to the number of Shares available for issuance under the Existing Stock Option Plans and Existing Restricted Stock Plans, which Shares are not the subject of an option or restricted stock award granted under such plans as of the Effective Time; and
(iii) that number equal to the number of Shares subject to unexercised options or unvested restricted stock awards granted prior to the Effective Time under the Existing Stock Option Plans and Existing Restricted Stock Plans that expire or are cancelled, terminated or forfeited after the Effective Time but prior to exercise or vesting. The maximum number of Shares with respect to which Incentive Stock Options may be granted under the Plan is 2,000,000 Shares. The maximum number of Shares with respect to which Options and Share Appreciation Rights may be granted to any person under the Plan during any three consecutive calendar years is 500,000, and the number of Performance Shares that may be issued to an individual during any three consecutive calendar years cannot exceed 250,000. Each of the foregoing numerical limits stated in this Section
4.2 shall be subject to adjustment in accordance with the provisions of Section
4.5. The number of Shares stated in this Section 4.2 shall also be increased by such number of Shares as become subject to substitute Awards granted pursuant to
Article IX; provided, however, that such increase shall be conditioned upon the approval of the shareholders of the Company. If any outstanding Award expires or terminates for any reason, is settled in cash in lieu of Shares or any Award is surrendered, the Shares allocable to the unexercised portion of that Award may again be subject to an Award granted under the Plan. If the exercise price of an Option is paid in Shares or Shares are withheld from payment of an Award to satisfy tax obligations with respect to the Award, such Shares will not count against the aggregate number of Shares with respect to which Awards may be granted under the Plan. If a Share Appreciation Right is exercised, only the number of Shares actually issued shall be charged against the maximum number of Shares that may be delivered pursuant to Awards under this Plan.

         4.3 NON-TRANSFERABILITY. Except as specified in the applicable Award Agreements or in domestic relations court orders, Awards shall not be transferable by the Holder other than by will or under the laws of descent and distribution, and shall be exercisable, during the Holder's lifetime, only by him or her. In the discretion of the Committee, any attempt to transfer an Award other than under the terms of the Plan and the applicable Award Agreement may terminate the Award.

         4.4 REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any Shares under any Award if issuing those Shares would constitute or result in a violation by the Holder or the Company of any provision of any law, statute or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any other Award, the Company shall not be required to issue any Shares unless the Committee has received evidence satisfactory to it to the effect that the Holder of that Award will not transfer the Shares except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Shares covered by the Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Shares issuable on exercise of an Option or pursuant to any other Award are not registered, the Company may imprint on the certificate evidencing the Shares any legend that counsel for the Company considers necessary or advisable to comply with applicable law or, should the Shares be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the Shares as counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or Share Appreciation Right or vesting under an Award, or the issuance of Shares pursuant thereto, to comply with any law or regulation of any governmental authority.

         4.5 CHANGES IN THE COMPANY'S CAPITAL STRUCTURE.

                  (a) The existence of outstanding Awards shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting the Shares or Share rights, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

                  (b) If the Company shall effect a subdivision or consolidation of Shares or other capital readjustment, the payment of a Share dividend, or other increase or reduction of the number of Shares outstanding, without receiving compensation for money, services or property, then (i) the number, class or series and per Share price of Shares subject to outstanding Options or Share Appreciation Rights under the Plan shall be appropriately adjusted in such a manner as to entitle a Holder to receive upon exercise of an Option or Share Appreciation Right, for the same aggregate cash consideration, the equivalent total number and class or series of Shares the Holder would have received had the Holder exercised his or her Option or Share Appreciation Right in full immediately prior to the event requiring the adjustment, and (ii) the number and class or series of Shares then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class or series of Shares then reserved, that number and class or series of Shares that would have been received by the owner of an equal number of outstanding Shares of each class or series of Shares as the result of the event requiring the adjustment.

                  (c) If while unexercised Options or Share Appreciation Rights remain outstanding under the Plan (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), (iii) the Company is to be dissolved or
         (iv) the Company is a party to any other corporate transaction (as defined under section 424(a) of the Code and applicable Department of Treasury Regulations) that is not described in clauses (i), (ii) or
         (iii) of this sentence (each such event is referred to herein as a "Corporate Change"), then, except as otherwise provided in an Option Agreement or Share Appreciation Right Agreement (provided that such exceptions shall not apply in the case of a reincorporation merger), or in Section 4.5(d), or as a result of the Committee's effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any Option or Share Appreciation Right then outstanding may be exercised, and no later than ten days after the approval by the shareholders of the Company of such Corporate Change, the Committee, acting in its sole and absolute discretion without the consent or approval of any Holder, shall act to effect one or more of the following alternatives, which may vary among individual Holders and which may vary among Options or Share Appreciation Rights held by any individual Holder (provided that, with respect to a reincorporation merger in which holders of the Company's ordinary shares will receive one ordinary share of the successor corporation for each ordinary share of the Company, none of such alternatives shall apply and, without Committee action, each Option, Share Appreciation Right and Restricted Share shall automatically convert into an Option, Share Appreciation Right or Restricted Share of the successor corporation exercisable, in the case of an Option or Share Appreciation Right, for the same number of ordinary shares of the successor as the Option or Share Appreciation Right was exercisable for ordinary shares of the Company):

                           (1) accelerate the time at which some or all of the
                  Options or Share Appreciation Rights then outstanding may be exercised so that such Options or Share Appreciation Rights may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all such Options or Share Appreciation Rights that remain unexercised and all rights of Holders thereunder shall terminate;

                           (2) require the mandatory surrender to the Company by
                  all or selected Holders of some or all of the then outstanding Options or Share Appreciation Rights held by such Holders (irrespective of whether such Options or Share Appreciation Rights are then exercisable under the provisions of the Plan or the Option Agreements or Share Appreciation

                  Right Agreements evidencing such Options or Share Appreciation Rights) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Options and Share Appreciation Rights and the Company shall pay to each such Holder an amount of cash per share equal to the excess, if any, of the per share price offered to shareholders of the Company in connection with such Corporate Change over the exercise prices under such Options or Share Appreciation Rights for such shares;

                           (3) with respect to all or selected Holders, have
                  some or all of their then outstanding Options or Share Appreciation Rights (whether vested or unvested) assumed or have a new Option or Share Appreciation Right substituted for some or all of their then outstanding Options or Share Appreciation Rights (whether vested or unvested) by an entity which is a party to the transaction resulting in such Corporate Change and which is then employing such Holder or which is affiliated or associated with such Holder in the same or a substantially similar manner as the Company prior to the Corporate Change, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate fair market value of the Shares subject to the Option or Share Appreciation Right immediately after the assumption or substitution over the aggregate exercise price of such Shares is equal to the excess of the aggregate fair market value of all Shares subject to the Option or Share Appreciation Right immediately before such assumption or substitution over the aggregate exercise price of such Shares, and (B) the assumed rights under such existing Option or Share Appreciation Right or the substituted rights under such new Option or Share Appreciation Right as the case may be will have the same terms and conditions as the rights under the existing Option or Share Appreciation Right assumed or substituted for, as the case may be;

                           (4) provide that the number and class or series of
                  Shares covered by an Option or Share Appreciation Right (whether vested or unvested) theretofore granted shall be adjusted so that such Option or Share Appreciation Right when exercised shall thereafter cover the number and class or series of Shares or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the Holder had been the holder of record of the number of Shares then covered by such Option or Share Appreciation Right; or

                           (5) make such adjustments to Options and Share
                  Appreciation Rights then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole and absolute discretion that no such adjustment is necessary).

                  In effecting one or more of alternatives (3), (4) or (5) above, and except as otherwise may be provided in an Option Agreement or Share Appreciation Right Agreement, the Committee, in its sole and absolute discretion and without the consent or approval of any Holder, may accelerate the time at which some or all Options or Share Appreciation Rights then outstanding may be exercised.

                  (d) In the event of the occurrence of a Change in Control, an outstanding Option or Share Appreciation Right shall be fully exercisable immediately upon the occurrence of the Change in Control unless otherwise expressly provided in the Holder's Option Agreement or Share Appreciation Right Agreement; provided, however, that nothing in this paragraph (d) of Section 4.5 shall preclude the Committee from effecting any of alternatives (2), (3), (4) or (4) of paragraph (c) of
         Section 4.5. The provisions of this paragraph (d) of Section 4.5 may not be deleted or amended to adversely affect an Option or Share Appreciation Right granted under the Plan without the prior written consent of the Holder of the Option or Share Appreciation Right, unless the Holder's Option Agreement or Share Appreciation Right Agreement expressly provides otherwise.

                  (e) In the event of the occurrence of a Change in Control, a Holder of an outstanding Restricted Share Award, Deferred Share Unit Award or Performance Share Award shall have a fully nonforfeitable and transferable interest in his Restricted Share Award, Deferred Share Unit Award, or Performance Share Award immediately upon the occurrence of the Change in Control unless otherwise expressly provided in the Holder's Restricted Share Award, Deferred Share Unit Award or Performance Share Award. The provisions of this paragraph (e) of
         Section 4.5 may not be deleted or amended to adversely affect a Restricted Share Award, Deferred Share Unit Award or Performance Share Award granted under the Plan without the prior written consent of the Holder of the Award, unless the Holder's Restricted Share Award Agreement, Deferred Share Unit Award Agreement or Performance Share Agreement expressly provides otherwise.

                  (f) In the event of changes in the outstanding Shares by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Option or Share Appreciation Right and not otherwise provided for by this Section 4.5, any outstanding Options and Share Appreciation Rights and any agreements evidencing such Options and Share Appreciation Rights shall be subject to adjustment by the Committee in its sole and absolute discretion as to the number and price of Shares or other consideration subject to such Options and Share Appreciation Rights. In the event of any such change in the outstanding Shares, the aggregate number of Shares available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

                  (g) After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Holder shall be entitled to have his Restricted Shares appropriately adjusted based on the manner in which the Shares were adjusted under the terms of the agreement of merger or consolidation.

                  (h) The issuance by the Company of Shares of any class or series, or securities convertible into, or exchangeable for, Shares of any class or series, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion or exchange of Shares or obligations of the Company convertible into, or exchangeable for, Shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class or series, or price of Shares then subject to outstanding Options, Share Appreciation Rights, Deferred Share Unit Awards, Restricted Share Awards, or Performance Share Awards.

                  (i) The portion of any Incentive Stock Option accelerated in connection with a Change in Control or any other action permitted hereunder shall remain exercisable as an Incentive Stock Option only to the extent the applicable $100,000 limitation is not exceeded. To the extent exceeded, the accelerated portion of the Option shall be exercisable as a Nonqualified Stock Option under the Code.

                                    ARTICLE V

                      OPTIONS AND SHARE APPRECIATION RIGHTS

         5.1 TYPE OF OPTION. The Committee will designate each Option granted under the Plan as either an Incentive Stock Option or a Nonqualified Stock Option and such designation shall be set forth in the applicable Option Agreement. Any Option granted hereunder that is not designated as an Incentive Stock Option will be deemed to be designated a Nonqualified Stock Option under the Plan and not an incentive stock option under the Code. Incentive Stock Options shall be subject to the provisions of Section 5.7 in addition to the provisions hereof applicable to Options generally.

         5.2 EXERCISE PRICE. The price at which Shares may be purchased under an Option shall not be less than 100 percent (110 percent in the case of a Holder described in Section 5.7(d) purchasing Shares under an Incentive Stock Option) of the Fair Market Value of the Shares on the date the Option is granted.

         5.3 DURATION OF OPTIONS. An Option shall not be exercisable after the earlier of (i) the general term of the Option specified in Section 5.3(a), or
(ii) the period of time specified herein that follows the Holder's Retirement, Disability, death or other severance of the employment or affiliation relationship between the Holder and the Company and all Affiliates. Unless the Holder's Option Agreement specifies otherwise, an Option shall not continue to vest after the severance of the employment or affiliation relationship between the Company and all Affiliates for any reason other than the death or Disability of the Holder.

                  (a) General Term of Option. Unless the Option Agreement specifies a shorter general term, an Option shall expire on the tenth anniversary of the date the Option is granted (the fifth anniversary of the date the Option is granted in the case of an Incentive Stock Option granted to a Holder described in Section 5.7(d)).

                  Early Termination of Option Due to Severance of Employment or Affiliation Relationship (Other Than for Death, Disability or Retirement). Except as may be otherwise expressly provided in an Option Agreement, and subject to Section 12.3, an Option that has been granted to a person other than a Non-Employee Director shall terminate on the earlier of (1) the date of the expiration of the general term of the Option or (2) one day less than three months after the date of the termination of employment or affiliation relationship between the Holder and the Company and all Affiliates for any reason other than the death, Disability or Retirement of the Holder, during which period the Holder shall be entitled to exercise the Option in respect of the number of Shares that the Holder would have been entitled to purchase had the Holder exercised the Option on the date of such termination of employment or affiliation. Unless Company policy or the Committee otherwise provides, the employment or affiliation relationship shall not be considered terminated in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence authorized by the Company or the Committee; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Holder on an approved leave of absence, continued vesting of the Award while on leave from the employ of the Company and all Affiliates may be suspended until the employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires

                  (b) Early Termination of Option Due to Death. In the case of an Option granted to a person other than a Non-Employee Director, unless the Option Agreement specifies otherwise, and subject to Section 12.3, in the event of the severance of the employment or Affiliation relationship between the Holder and the Company and all Affiliates due to death before the date of expiration of the general term of the Option, the Holder's Option shall terminate on the earlier of the date of expiration of the general term of the Option or the first anniversary of the date of the Holder's death.

                  (c) Early Termination of Option Due to Disability. In the case of an Option granted to a person other than a Non-Employee Director, unless the Option Agreement specifies otherwise, and subject to Section 12.3, in the event of the severance of the employment relationship between the Holder and the Company and all Affiliates due to Disability before the date of the expiration of the general term of the Option, the Holder's Option shall terminate on the earlier of the expiration of the general term of the Option or the day before the first anniversary of the date of the termination of the employment or Affiliation relationship between the Holder and the Company and all Affiliates due to Disability.

                  (d) Early Termination of Option Due to Retirement. Unless the Option Agreement specifies otherwise, and subject to Section 12.3, in the event of the severance of the employment relationship between the Holder and the Company and all Affiliates by reason of Retirement before the expiration of the general term of the Option, the Holder's Option shall terminate on the earlier of the expiration of the general term of the Option or three years (one day less than three months in the case of an Incentive Stock Option) after the date of the termination of the employment relationship between the Holder and the Company and all Affiliates due to Retirement.

                  (e) Early Termination of Option Granted to Non-Employee Director. Except as may be otherwise expressly provided in an Option Agreement, and subject to Section 12.3, an Option that has been granted to a Non-Employee Director shall terminate on the earlier of (1) the date of the expiration of the general term of the Option or (2) the date that is three years after the Non-Employee Director is no longer a director of the Company for any reason.

         After the death of the Holder, the Holder's executors, administrators or any person or persons to whom the Holder's Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the termination of the Option to exercise the Option, in respect to the number of all of the remaining unexercised and unexpired Shares subject to the Option.

         5.4 AMOUNT EXERCISABLE. Each Option may be exercised at the time, in the manner and subject to the conditions the Committee specifies in the Option Agreement in its sole discretion. If a Holder incurs a severance of the employment or affiliation relationship with the

Company and all Affiliates due to death or Disability, the Holder's Option will be immediately exercisable in full on the date of the severance of the employment or affiliation relationship.

         5.5 EXERCISE OF OPTIONS. Subject to the provisions contained in the Plan and in a Holder's Option Agreement, Options may be exercised in whole or in part from time to time by request to the Company. Except in the case of exercise by a third party broker as provided below, payment of the exercise price and any applicable tax withholding amounts must be made at the time of exercise by any combination of the following: (a) cash, certified check, bank draft or postal or express money order for an amount equal to the exercise price under the Option,
(b) Mature Shares with a Fair Market Value on the date of exercise equal to the exercise price under the Option, (c) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee or an executive officer of the Company) or (d) except as specified below, any other form of payment which is acceptable to the Committee. If Mature Shares are used for payment by the Holder, the aggregate Fair Market Value of the Shares tendered must be equal to or less than the aggregate exercise price of the Shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft or postal or express money order payable to the order of the Company.

         The Committee may permit a Holder to elect to pay the exercise price by authorizing a third-party broker to sell all or a portion of the Shares acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the exercise price and any applicable tax withholding resulting from such exercise.

         The Committee shall not permit a Holder to pay such Holder's exercise price upon the exercise of an Option by having the Company reduce the number of Shares that will be delivered pursuant to the exercise of the Option. In addition, the Committee shall not permit a Holder to pay such Holder's exercise price upon the exercise of an Option by using Shares other than Mature Shares.

         An Option may not be exercised for a fraction of a Share.

         5.6 SUBSTITUTION OPTIONS. Options may be granted under the Plan from time to time in substitution for options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of shares of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in the Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

         5.7 LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK OPTIONS.

                  (a) $100,000 Limit. To the extent that the aggregate "Fair Market Value" of stock with respect to which incentive stock options first become exercisable by a Holder in any calendar year exceeds $100,000, taking into account both Shares subject to Incentive Stock Options under the Plan and stock subject to incentive stock options under all other plans of the Company or any Affiliate, such options shall be treated as Nonqualified Stock Options. For this purpose, the "Fair Market Value" of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which Shares are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

                  (b) Option Period. Each Option and all rights thereunder shall expire no later than 10 years after the Option is granted.

                  (c) Other Code Limits. Incentive Stock Options may only be granted to key Employees of the Company or its Affiliates. There shall be imposed in any Option Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

                  (d) Limits on 10% Holders. No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

         5.8 SHARE APPRECIATION RIGHTS. The Committee may grant Share Appreciation Rights under the Plan. Each Share Appreciation Right shall be evidenced by a Share Appreciation Right Agreement which shall specify the term of the Share Appreciation Right as well as vesting and termination provisions. Subject to the terms of the Plan, a Share Appreciation Right granted under the Plan shall confer on the Holder a right to receive, upon exercise thereof, payment of an amount equal to the excess of (a) the Fair Market Value of one Share on the date of exercise over the (b) the grant price of the right, which shall not be less than the Fair Market Value of one Share on the date of grant of the Share Appreciation Right and in no event less than par value of one Share. The Committee may impose such conditions or restrictions on the exercise of any Share Appreciation Right as it may deem appropriate.

         The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under preceding paragraph, either solely in cash, solely in Shares (valued at Fair Market Value on the date of exercise of the Share Appreciation Right), or partly in Shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. To the extent that a Share Appreciation Right is exercised, only the actual number of delivered Shares shall be charged against the maximum amount of Shares that may be delivered pursuant to Awards under this Plan. The number of shares subject to the Share Appreciation Right shall, however, be reduced by the number of underlying shares as to which the exercise related, unless the Share Appreciation Right Agreement otherwise provides.

         5.9 NO RIGHTS AS SHAREHOLDER. A Holder of an Option or Share Appreciation Right, as such, shall have no rights as a shareholder.

                                   ARTICLE VI

                             RESTRICTED SHARE AWARDS

         6.1 RESTRICTED SHARE AWARDS. The Committee may make Awards of Restricted Shares to eligible persons selected by it. The amount of, the vesting and the transferability restrictions applicable to any Restricted Share Award shall be determined by the Committee in its sole discretion. If the Committee imposes vesting or transferability restrictions on a Holder's rights with respect to Restricted Shares, the Committee may issue such instructions to the Company's share transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for Shares issued pursuant to a Restricted Share Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the Shares be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the Shares as counsel for the Company considers necessary or advisable to comply with applicable law.

         Each Restricted Share Award shall be evidenced by a Restricted Share Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

         6.2 HOLDER'S RIGHTS AS SHAREHOLDER. Subject to the terms and conditions of the Plan, each Holder of Restricted Shares shall have all the rights of a shareholder with respect to the Shares included in the Award during any period in which such Shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such Shares, if unrestricted Shares of the same class have the right to vote. Dividends paid with respect to Restricted Shares in cash or property other than Shares or rights to acquire Shares shall be paid to the Holder currently. Dividends paid in Shares or rights to acquire Shares shall be added to and become a part of the Restricted Shares.

                                   ARTICLE VII

                            PERFORMANCE SHARE AWARDS

         7.1 PERFORMANCE SHARE AWARDS. The Committee may make Awards of Performance Shares to eligible persons selected by it. The amount of, the vesting and the transferability restrictions applicable to any Performance Share Award shall be based upon the attainment of such Performance Goals as the Committee may determine. A Performance Goal for a particular Performance Share Award must be established by the Committee prior to the earlier to occur of (x) 90 days after the commencement of the period of service to which the Performance Goal relates or (y) the lapse of 25 percent of the period of service, and in any event while the outcome is substantially uncertain. A Performance Goal must be objective such that a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria that apply to the Holder, one or more business units of the Company, or the Company as a whole, with reference to one or more of the following: earnings per share, earnings per share growth, total shareholder return, economic value added, cash return on capitalization, increased revenue, revenue ratios (per employee or per customer), net income, stock price, market share, return on equity, return on assets, return on capital, return on capital compared to cost of capital, return on capital employed, return on invested capital, shareholder value, net cash flow, operating income, earnings before interest and taxes, cash flow, cash flow from operations, cost reductions, cost ratios (per employee or per customer), proceeds from dispositions, project completion time and budget goals, net cash flow before financing activities, customer growth and total market value. Goals may also be based on performance relative to a peer group of companies. Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Performance Goals and Performance Share Awards, it is intended that the Plan will conform with the standards of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(2)(i), and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Share Awards made pursuant to the Plan shall be determined by the Committee. If the Committee imposes vesting or transferability restrictions on a Holder's rights with respect to Performance Shares, the Committee may issue such instructions to the Company's share transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for Shares issued pursuant to a Performance Share Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the Shares be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the Shares as counsel for the Company considers necessary or advisable to comply with applicable law.



                                     VII-1

         Each Performance Share Award shall be evidenced by a Performance Share Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

         7.2 HOLDER'S RIGHTS AS SHAREHOLDER. Subject to the terms and conditions of the Plan, each Holder of Performance Shares shall have all the rights of a shareholder with respect to the Shares included in the Award during any period in which such Shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such Shares, if unrestricted Shares of the same class have the right to vote. Dividends paid with respect to Performance Shares in cash or property other than Shares or rights to acquire Shares shall be paid to the Holder currently. Dividends paid in Shares or rights to acquire Shares shall be added to and become a part of the Performance Shares.

         7.3 INCREASES PROHIBITED. None of the Committee nor, the Board of the Company may increase the amount of compensation payable under a Performance Share Award. If the time at which a Performance Share Award will vest is accelerated for any reason, the number of Shares subject to the Performance Share Award shall be reduced pursuant to Department of Treasury Regulation section 1.162-27(e)(2)(iii) to reasonably reflect the time value of money.



                                     VII-2

                                  ARTICLE VIII

                           DEFERRED SHARE UNIT AWARDS


         8.1 DEFERRED SHARE UNIT AWARDS. The Committee may make Awards of Deferred Share Units to eligible persons selected by it. The amount of, the vesting and the transferability restrictions applicable to any Deferred Share Unit Award shall be determined by the Committee in its sole discretion. The Committee shall maintain a bookkeeping ledger account which reflects the number of Deferred Share Units credited under the Plan for the benefit of a Holder.

         Each Deferred Share Unit Award shall be evidenced by a Deferred Share Unit Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify. Deferred Share Unit Awards shall be similar to Restricted Shares except that no Shares are actually transferred to the Holder until a later date specified in the Holder's Deferred Share Unit Award Agreement. Each Deferred Share Unit shall have a value equal to the Fair Market Value of a Share.

         8.2 PAYMENTS UNDER DEFERRED SHARE UNIT AWARDS. Payments pursuant to a Deferred Share Unit Awards shall be made at such time as the Committee specifies in the Holder's Award Agreement. Payment under a Deferred Share Unit Award shall be made in Shares that have an aggregate Fair Market Value equal to the value of the Deferred Share Units.

         At the discretion of the Committee, Holders of Deferred Share Unit Awards may be entitled to be credited with dividend units with respect to dividends declared with respect to Shares. Any such dividends may be subject to the same vesting and payout restrictions as apply to the Holder's original Deferred Share Unit Awards.

         8.3 HOLDER'S RIGHTS AS SHAREHOLDER. Subject to the terms and conditions of the Plan, each Holder of Deferred Share Units shall have no rights of a shareholder with respect to the Holder's Deferred Share Units.



                                     VIII-1

                                   ARTICLE IX

                               SUBSTITUTION AWARDS

         Awards may be granted under the Plan from time to time in substitution for options and stock awards held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of shares of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Awards granted may vary from the terms and conditions set out in the Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the options and stock awards in substitution for which they are granted.

                                    ARTICLE X

                                 ADMINISTRATION

         The Plan shall be administered by the Committee. All questions of interpretation and application of the Plan and Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. The Plan shall be administered in such a manner as to permit the Options which are designated as Incentive Stock Options to qualify as Incentive Stock Options. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

                  (a) determine the persons to whom and the time or times at which Awards will be made;

                  (b) determine the number and exercise price of Shares covered in each Award, subject to the terms of the Plan;

                  (c) determine the terms, provisions and conditions of each Award, which need not be identical and need not match the default terms set forth in the Plan;

                  (d) accelerate the time at which any outstanding Option or Share Appreciation Right may be exercised or Restricted Share Award or Deferred Share Unit Award will vest;

                  (e) subject to Section 7.3, accelerate the time at which any Performance Share Award will vest;

                  (f) prescribe, amend and rescind rules and regulations relating to administration of the Plan; and

                  (g) make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the Plan.

         The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of the Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

         Notwithstanding any provision of the Plan to the contrary, neither the Committee nor the Board shall have the power to cancel an Option with an exercise price that exceeds the Fair Market Value of the Shares that may be purchased under such Option on the date of cancellation without the approval of the Company's shareholders.

                                   ARTICLE XI

                        AMENDMENT OR TERMINATION OF PLAN

         The Committee may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion. However, to the extent required under Section 162, 422 or 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to the Plan shall be subject to shareholder approval.

                                   ARTICLE XII

                                  MISCELLANEOUS

         12.1 NO ESTABLISHMENT OF A TRUST FUND. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Holder under the Plan. All Holders shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under the Plan.

         12.2 NO EMPLOYMENT OR AFFILIATION OBLIGATION. The granting of any Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ, or utilize the services of, any Holder. The right of the Company or any Affiliate to terminate the employment or affiliation of any person shall not be diminished or affected by reason of the fact that an Award has been granted to him.

         12.3 FORFEITURE. Notwithstanding any other provisions of the Plan, an Option Agreement, Share Appreciation Right Agreement, Restricted Share Agreement, Deferred Share Unit Agreement or Performance Share Agreement if the Committee finds by a majority vote after full consideration of the facts that the Holder, before or after termination of such Holder's employment or affiliation relationship with the Company or an Affiliate for any reason committed or engaged in willful misconduct, gross negligence, a breach of fiduciary duty, fraud, embezzlement, theft, a felony, a crime involving moral turpitude or proven dishonesty in the course of such Holder's employment by or affiliation with the Company or an Affiliate, the Holder shall forfeit all outstanding Awards. The decision of the Committee shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Holder by the Company or an Affiliate in any manner.

         12.4 TAX WITHHOLDING. Except with respect to each Holder who is a Non-Employee Director, the Company or any Affiliate shall be entitled to deduct from other compensation payable to each Holder any sums required by federal, state or local tax law to be withheld with respect to the vesting or exercise of an Option or Share Appreciation Right, or lapse of restrictions on Restricted Shares or Performance Shares. In the alternative, the Company may require the Holder of an Award to pay such sums for taxes directly to the Company or any Affiliate in cash or by check within ten days after the date of vesting, exercise or lapse of restrictions. In the discretion of the Committee, and with the consent of the Holder, the Company may reduce the number of Shares issued to the Holder upon such Holder's exercise of an Option to satisfy the tax withholding obligations of the Company or an Affiliate; provided that the Fair Market Value of the Shares held back shall not exceed the Company's or the Affiliate's minimum statutory withholding tax obligations. The Committee may, in its discretion, permit a Holder to satisfy any minimum tax withholding obligations arising upon the vesting of Restricted Shares or Performance Shares by delivering to the Holder of the Restricted Share Award or Performance Share Award a reduced number of Shares in the manner specified herein. If permitted by the Committee and acceptable to the Holder, at the time of vesting of Restricted Shares or Performance Shares, the Company shall (i) calculate the amount of the Company's or an Affiliate's minimum statutory tax withholding obligation on the assumption



                                     XII-1
that all such vested Restricted Shares are made available for delivery, (ii) reduce the number of such Shares made available for delivery so that the Fair Market Value of the Shares withheld on the vesting date approximates the minimum amount of tax the Company or an Affiliate is obliged to withhold and (iii) in lieu of the withheld Shares, remit cash to the United States Treasury and other applicable governmental authorities, on behalf of the Holder, in the amount of the minimum withholding tax due. The Company shall withhold only whole Shares to satisfy its minimum withholding obligation. Where the Fair Market Value of the withheld Shares does not equal the Company's minimum withholding tax obligation, the Company shall withhold Shares with a Fair Market Value slightly less than the amount of its minimum withholding obligation and the Holder of the Restricted Share Award, Deferred Share Unit Award or Performance Share Award must satisfy the remaining minimum withholding obligation in some other manner permitted under this Section 12.4. The withheld Shares not made available for delivery by the Company shall be retained as treasury shares or will be cancelled and, in either case, the Holder's right, title and interest in such Shares shall terminate. The Company shall have no obligation upon vesting or exercise of any Option, Share Appreciation Right or Deferred Share Unit or lapse of restrictions on Restricted Shares or Performance Shares until the Company or an Affiliate has received payment sufficient to cover all minimum tax withholding amounts due with respect to that vesting, exercise or lapse of restrictions. Neither the Company nor any Affiliate shall be obligated to advise a Holder of the existence of the tax or the amount which it will be required to withhold.

         12.5 WRITTEN AGREEMENT. Each Award shall be embodied in a written agreement which shall be subject to the terms and conditions of the Plan and shall be signed by the Holder and by a member of the Committee on behalf of the Committee and the Company or an executive officer of the Company, other than the Holder, on behalf of the Company. The agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of the Plan.

         12.6 INDEMNIFICATION OF THE COMMITTEE. The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further action on his or her part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by such member in connection with or arising out of any action, suit or proceeding in which such member may be involved by reason of such member being or having been a member of the Committee, whether or not he or she continues to be a member of the Committee at the time of incurring the expenses, including, without limitation, matters as to which such member shall be finally adjudged in any action, suit or proceeding to have been negligent in the performance of such member's duty as a member of the Committee. However, this indemnity shall not include any expenses incurred by any member of the Committee in respect of matters as to which such member shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee. In addition, no right of indemnification under the Plan shall be available to or enforceable by any member of the Committee unless, within 60 days after institution of any action, suit or proceeding, such member shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This



                                     XII-2
right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and shall be in addition to all other rights to which a member of the Committee may be entitled as a matter of law, contract or otherwise.

         12.7 GENDER. If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

         12.8 HEADINGS. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

         12.9 OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive compensation arrangements for Employees.

         12.10 OTHER AWARDS. The grant of an Award shall not confer upon the Holder the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated Holders, or the right to receive future Awards upon the same terms or conditions as previously granted.

         12.11 PERSONS RESIDING OUTSIDE OF THE UNITED STATES. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Affiliates operate or have Employees, the Committee, in its sole discretion, shall have the power and authority to:

                  (a) determine which Affiliates shall be covered by the Plan;

                  (b) determine which persons employed outside the United States are eligible to participate in the Plan;

                  (c) amend or vary the terms of the Plan and the terms and conditions of any Award granted to persons who reside outside the United States;

                  (d) establish subplans and modify exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 12.11 by the Committee shall be attached to the Plan document as Appendices; and

                  (e) take any action, before or after an Award is made, that it deems advisable to obtain or comply with any necessary local government regulatory exemptions or approvals.

         Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.



                                     XII-3

         12.12 GOVERNING LAW. The provisions of the Plan shall be construed, administered and governed under the laws of the State of Texas.



                                     XII-4

           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS DECEMBER 3, 2002


                                VERITAS DGC INC.

       PROXY SOLICITATION BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF
                  STOCKHOLDERS TO BE HELD ON DECEMBER 3, 2002

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints David B. Robson, Stephen J. Ludlow, Timothy L. Wells, Matthew D. Fitzgerald, Rene M.J. VandenBrand and Larry L. Worden, or any of them, attorneys and proxies, with power of substitution and revocation, to vote, as designated on the reverse side, all shares of stock which the undersigned is entitled to vote, with all powers which the undersigned would possess if personally present, at the Annual Meeting (including all adjournments thereof) of Stockholders of Veritas DGC Inc. to be held on Tuesday, December 3, 2002 at 10:00 a.m., Houston time, at the offices of the Company, 10300 Town Park Drive, Houston, Texas 77072.

     1. [ ] FOR all nominees (except as specified hereon): Clayton P. Cormier, James R. Gibbs, Stephen J. Ludlow, Brian F. MacNeill, Jan Rask and David B. Robson.

        [ ] WITHHOLD authority to vote for all nominees listed above.

        INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

        ______________________________________________________________________

         (THIS PROXY CONTINUES AND MUST BE SIGNED ON THE REVERSE SIDE)

2.  Adoption of the Company's Share Incentive Plan.

    [ ] FOR
    [ ] AGAINST
    [ ] ABSTAIN

3. [ ] As such proxies may determine in their discretion upon such other business (including procedural and other matters relating to the conduct of the meeting) that may properly come before the meeting and any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned. In the absence of such instructions this proxy will be voted FOR the nominees listed in Item 1 and the adoption of the Company's Share Incentive Plan listed in Item 2.

                                        The undersigned hereby acknowledges
                                        receipt of the Notice of Annual Meeting
                                        of Stockholders and the Proxy Statement
                                        furnished therewith.

                                        Dated this _____ day of __________, 2002

                                        ________________________________________

                                        ________________________________________
                                              Signature(s) of Stockholder

                                        (Sign exactly as name(s) appear on your
                                        stock certificate. If shares are held
                                        jointly each holder should sign. If
                                        signing for estate, trust or
                                        corporation, title or capacity should be stated.)

   PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED BUSINESS ENVELOPE.